PROSPECTUS
[LOGO] NUVEEN
Investments
                               88,000,000 Shares

                 Nuveen Preferred and Convertible Income Fund

                                 Common Shares
                               $15.00 per share
                                 -------------
   Investment Objectives. The Fund is a newly organized, diversified, closed-end management investment company.
  .  The Fund's primary investment objective is high current income; and
  .  The Fund's secondary objective is total return.
   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.
                                                  (continued on following page)
                                 -------------
   Investing in common shares involves certain risks. See "Risks" beginning on page 44.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                 -------------

                                            Per Share  Total/ (3)/
                                            --------- --------------
           Public Offering Price             $15.000  $1,320,000,000
           Sales Load/(1)/                   $ 0.675  $   59,400,000
           Estimated Offering Expenses/(2)/  $ 0.030  $    2,640,000
           Proceeds to the Fund              $14.295  $1,257,960,000

--------
(1)Certain underwriters that may also participate in any future offering of preferred shares of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."
(2)Total expenses of issuance and distribution (other than underwriting discounts and commissions) are estimated to be $2,640,000. Nuveen Investments, LLC has agreed to reimburse offering expenses in excess of $0.03 per share.
(3)The Fund has granted the underwriters an option to purchase up to 12,665,273 additional common shares at the Public Offering Price less the Sales Load, solely to cover over-allotments, if any. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering Expenses and Proceeds to the Fund will be $1,509,979,095, $67,949,059, $3,019,958 and $1,439,010,078, respectively. See "Underwriting."

The underwriters expect to deliver the common shares to purchasers on or about March 31, 2003.
                                 -------------
             Salomon Smith Barney          Nuveen Investments, LLC
             A.G. Edwards & Sons, Inc.       Prudential Securities
                             Wachovia Securities
             Advest, Inc.                    Robert W. Baird & Co.
             H&R Block Financial             Fahnestock & Co. Inc.
             Advisors, Inc.                Janney Montgomery Scott
             Ferris, Baker Watts                               LLC
                 Incorporated
             Legg Mason Wood Walker      McDonald Investments Inc.
                    Incorporated
             Quick & Reilly, Inc.              RBC Capital Markets
             Ryan Beck & Co.            Stifel, Nicolaus & Company
                                                      Incorporated
             TD Waterhouse               Wedbush Morgan Securities
                                                              Inc.
                         Wells Fargo Securities, LLC

March 26, 2003

   The common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is "JPC."

   Adviser and Subadvisers. Nuveen Institutional Advisory Corp. will be the Fund's investment adviser, responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments, and also for managing the portion of the Fund's assets allocated to other debt instruments. Spectrum Asset Management, Inc. and Froley, Revy Investment Co., Inc. will be the Fund's subadvisers. The Fund's assets allocated to preferred securities will be managed by Spectrum Asset Management, Inc. and the Fund's assets allocated to convertible securities will be managed by Froley, Revy Investment Co., Inc.

   Portfolio Contents. Under normal circumstances, the Fund:

  . will invest at least 80% of its Managed Assets (as defined on page 4 of this Prospectus) in preferred securities, convertible securities and related instruments; and

  . may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

   Initially, Nuveen Institutional Advisory Corp. will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). In making allocation decisions, Nuveen Institutional Advisory Corp. will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

  . The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality, which includes securities that are unrated but judged to be of comparable quality. Split rated securities (as defined on page 5 of this Prospectus) are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality.

  . The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one nationally recognized statistical rating organization or that are unrated but judged to be of comparable quality, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality.

   The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not be eligible for the dividends received deduction. There can be no assurance that the Fund will achieve its investment objectives. See "The Fund's Investments" and "Risks."

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated March 26, 2003, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 70 of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  19
       The Fund.....................................................  21
       Use of Proceeds..............................................  21
       The Fund's Investments.......................................  21
       Use of Leverage..............................................  34
       Hedging Transactions.........................................  36
       Risks........................................................  44
       Management of the Fund.......................................  52
       Net Asset Value..............................................  55
       Distributions................................................  56
       Dividend Reinvestment Plan...................................  58
       Description of Shares........................................  59
       Certain Provisions in the Declaration of Trust...............  61
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  62
       Tax Matters..................................................  63
       Underwriting.................................................  65
       Custodian and Transfer Agent.................................  69
       Legal Opinions...............................................  69
       Table of Contents for the Statement of Additional Information  70

                                 -------------

   Until April 20, 2003 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Preferred and Convertible Income Fund (the
                           "Fund") is a newly organized, diversified, closed-end management investment company.

The Offering..........   The Fund is offering 88,000,000 common shares of
                           beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., Nuveen Investments, LLC ("Nuveen"), A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Wachovia Securities, Inc., Advest, Inc., Robert W. Baird & Co. Incorporated, H&R Block Financial Advisors, Inc., Fahnestock & Co. Inc., Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc. A FleetBoston Financial Company, RBC Dain Rauscher Inc., Ryan Beck & Co., Inc., Stifel, Nicolaus & Company, Incorporated, TD Waterhouse Investor Services, Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC. The common shares of beneficial interest are called "Common Shares" in this Prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to 12,665,273 additional Common Shares to cover orders in excess of 88,000,000 Common Shares. See "Underwriting." Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

Investment Objectives
and Policies..........   The Fund's primary investment objective is high
                           current income. The Fund's secondary investment objective is total return. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments" and "Risks."

                         Under normal circumstances the Fund:

                            . will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not be eligible for the dividends received deduction; and

                            . may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

                         The Fund's average daily net assets (including assets
                           attributable to any FundPreferred(TM) shares (as defined below) that may be outstanding and the principal amount of any Borrowings (as defined below)) is called "Managed Assets."

                         The Fund's assets allocated to preferred securities
                           will be managed by Spectrum Asset Management, Inc. ("Spectrum"). The Fund's assets allocated to convertible securities will be managed by Froley, Revy Investment Co., Inc. ("Froley, Revy"). The Fund's assets allocated to other debt instruments will be managed by Nuveen Institutional Advisory Corp. ("NIAC").

                         NIAC will be responsible for determining the Fund's
                           overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments. Initially, NIAC will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities, and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). See "The Fund's Investments" and "Management of the Fund."

                            . The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings ("Fitch")), or (ii) unrated but judged to be of comparable quality.

                                Securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are called "split-rated securities"), are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality.

                            . The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality.

                         Securities of below investment grade quality are
                           regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments--Investment Objectives and Policies" and "Risks--High Yield Risk."

                         In addition, under normal circumstances:

                            . The Fund intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. See "The Fund's Investments--Portfolio
                                Composition--Financial Services Company
                                Securities."

                            . The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 10% limitation to the extent they are deemed to be illiquid. Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities.

                            . The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers, and does not currently intend to invest in the non-U.S. dollar denominated securities described above.

                         For a more complete discussion of the Fund's initial
                           portfolio composition, see "The Fund's
                           Investments--Initial Portfolio Composition."

                         The taxable preferred securities in which the Fund
                           intends to invest generally do not pay dividends that qualify for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). The Dividends Received Deduction generally allows corporations to deduct from their income 70% of dividends received. Accordingly, any corporate shareholder who otherwise would qualify for the Dividends Received Deduction should not assume that the distributions it receives from the Fund will qualify for the Dividends Received Deduction.

Proposed Use of
Leverage..............   The Fund, if market conditions are deemed favorable,
                           likely will use leverage by issuing preferred stock ("FundPreferred/TM/ shares"), commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Fund's capital after such issuance and/ or borrowing. There is no assurance that the Fund will issue FundPreferred shares, commercial paper or notes or engage in borrowing transactions.

                         Subject to market conditions and the Fund's receipt of
                           a AA/Aa credit rating or better from a NRSRO on FundPreferred shares, within approximately one and one-half to two months after completion of this offering, the Fund intends to offer FundPreferred shares. FundPreferred shares will have seniority over the Common Shares. The issuance of FundPreferred shares will leverage your investment in Common Shares.

                         Any issuance of commercial paper or notes or borrowing
                           will have seniority over the Common Shares.
                           Throughout this Prospectus, commercial paper, notes or borrowings sometimes may be collectively referred to as "Borrowings."

                         There is no guarantee that the Fund's leverage
                           strategy will be successful. See "Risks--Leverage Risk." FundPreferred shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds the then current FundPreferred share dividend rate or the interest rate on any Borrowings, the investment of the proceeds of FundPreferred shares or Borrowings will generate more income than will be needed to pay such dividends or interest payment. If so, the excess will be available to pay higher dividends to holders of Common Shares ("Common Shareholders").

Proposed Use of Hedging
Transactions..........   The Fund may use derivatives or other transactions for
                           purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include
                           (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. See "The Fund's Investments--Portfolio Composition--Hedging Transactions," "Risks--Hedging
                           Risk" and "Risks--Counterparty Risk." Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

Interest Rate
Transactions..........   In connection with the Fund's likely use of leverage
                           through the sale of FundPreferred shares or Borrowings, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred Shares or Borrowings. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                         In an interest rate swap, the Fund would agree to pay
                           to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

                         In an interest rate cap, the Fund would pay a premium
                           to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund's use of interest rate swap or cap transactions could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings.

                         Depending on whether the Fund would be entitled to
                           receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding FundPreferred shares or if the Fund loses its expected rating on FundPreferred shares of at least AA/Aa or fails to maintain other covenants with respect to the FundPreferred shares, the Fund may be required to redeem some or all of the FundPreferred shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings.

                           Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

                         See "Use of Leverage" and "Hedging Transactions" for
                           additional information.

Investment Adviser and
Subadvisers...........   NIAC will be the Fund's investment adviser,
                           responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments, and also for managing a portion of the Fund's assets. In making allocation decisions, NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

                         The Fund's assets allocated to preferred securities
                           will be managed by Spectrum. The Fund's assets allocated to convertible securities will be managed by Froley, Revy. The Fund's assets allocated to other debt instruments will be managed by NIAC. Spectrum and Froley, Revy will sometimes individually be referred to as a "Subadviser" and collectively be referred to as the "Subadvisers." NIAC, Spectrum and Froley, Revy will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                         NIAC, a registered investment adviser, is a wholly
                           owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $80 billion of assets under management as of January 31, 2003. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (102) and the amount of fund assets under management (approximately $40 billion) as of January 31, 2003.

                         Spectrum, a registered investment adviser, is an
                           independently managed wholly owned subsidiary of Principal Global Investors, LLC. Founded in 1987, Spectrum had approximately $6.2 billion in assets under management as of January 31, 2003. Spectrum specializes in the management of diversified preferred security portfolios primarily for institutional clients. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $90 billion in combined assets worldwide as of January 31, 2003.

                         Froley, Revy, a registered investment adviser, is an
                           independently managed wholly owned subsidiary of First Republic Bank. Founded in 1975, Froley, Revy had approximately $2 billion in assets under management as of January 31, 2003. Froley, Revy specializes in the management of convertible securities. Collectively, subsidiaries and affiliates of First Republic Bank, including Froley, Revy, managed approximately $6 billion in combined assets as of January 31, 2003.

                         NIAC will receive an annual fee, payable monthly, in a
                           maximum amount equal to .90% of the Fund's Managed Assets (as previously defined, Managed Assets include assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings), with lower fee levels for assets that exceed $500 million. NIAC will pay a portion of that fee to each of the Subadvisers based on each Subadviser's allocated portion of Managed Assets. The Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through March 31, 2008), and for a declining amount for an additional three years (through March 31, 2011). For more information on fees and expenses, including fees attributable to Common Shares, see "Management of the Fund."

Distributions.........   Subject to the discussion in the following paragraph,
                           commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on the FundPreferred shares or interest and required principal payments on Borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on, or redeems or liquidates, any outstanding FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any FundPreferred shares, or pay interest on or repay any Borrowings. Your initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. In most circumstances, you may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

                         In June 2002, NIAC, on behalf of itself and certain
                           funds, filed an exemptive application with the Securities and Exchange Commission seeking an order under the Investment Company Act of 1940 (the "1940 Act") facilitating the implementation of a dividend policy calling for monthly distributions of a fixed percentage of its net asset value ("Managed Dividend Policy"). The application will be amended to include the Fund as a party. If, and when, NIAC, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. See "Distributions."

Listing...............   The Common Shares have been approved for listing on
                           the New York Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the Common Shares is "JPC." Because of this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or "exchange-traded fund."

Custodian and Transfer
Agent.................   State Street Bank and Trust Company will serve as
                           custodian and transfer agent for the Fund. See "Custodian and Transfer Agent."

Market Discount from
Net Asset Value.......   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities and may be a greater risk for investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value of the Fund will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds," "Use of Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Operating History.  The Fund is a newly organized,
                           diversified, closed-end management investment company with no history of operations.

                         Investment and Market Risk.  An investment in the
                           Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

                         Your Common Shares at any point in time may be worth
                           less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund likely will use leverage, which magnifies the stock market and interest rate risks. See "Use of Leverage" and "Risks--Investment and Market Risk."

                         Interest Rate Risk.  Interest rate risk is the risk
                           that fixed-income securities such as preferred, convertible and other debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

                         During periods of declining interest rates, an issuer
                           may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. See "Risks--Investment and Market Risk" and "Risks--Interest Rate Risk."

                         Credit Risk; Subordination.  Credit risk is the risk
                           that a security in the Fund's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. See "Risks--Credit Risk; Subordination" and "Risks--High Yield Risk."


                         High Yield Risk.   The Fund may invest up to 35% of
                           its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. See "Risks--Credit Risk; Subordination" and "Risks--High Yield Risk."

                         Convertible Security Risk.  Convertible securities
                           generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. See "Risks--Credit Risk; Subordination."

                         Mandatory convertible securities are distinguished as
                           a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock, as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for a potential loss. See "Risks--Convertible Security Risk" and "Risks--Common Stock."

                         Synthetic Convertible Security Risk.  Although the
                           Fund does not currently intend to invest in synthetic convertible securities, it may invest up to 10% of its Managed Assets in such securities. The Fund may invest in synthetic convertible securities created by third parties that, similar to true convertible securities, typically trade as a single security with a unitary value. The Fund also may invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The value of a synthetic convertible security that is comprised of separate securities may respond differently to market fluctuations than a true convertible security or a synthetic convertible security traded as a single security because each separate security comprising such a synthetic convertible security has its own market value. In addition, because the equity component may be synthetically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index, synthetic convertible securities are subject to the risks associated with warrants and options, as discussed below. In addition, if the value of the underlying common stock or the level of the index involved in the equity component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "Risks--Convertible Security Risk" and "Risks--Synthetic Convertible Security Risk."

                         The Fund will be subject to the risks of warrants and
                           options to the extent it invests in synthetic convertible securities that use warrants or options on common stocks or common stock indexes as their equity components. Warrants and options are subject to a number of risks associated with derivative instruments generally and described elsewhere in this Prospectus, such as illiquidity risks and risks associated with investments in common stocks. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a warrant or option may not correlate perfectly with its underlying common stock or common stock index.

                         Leverage Risk.  The use of leverage through the Fund's
                           issuance of FundPreferred shares or Borrowings creates an opportunity for increased Common Share net income and returns but also creates special risks for Common Shareholders as described below. In addition, there is no assurance that the Fund's leveraging strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any Borrowings and to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating in FundPreferred share auctions).

                         Leverage creates two major types of risks for Common
                           Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of FundPreferred shares or Borrowings, are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the dividend rate on FundPreferred shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on FundPreferred shares or the interest rate on any Borrowings varies.

                         See "Risks--Leverage Risk."

                         Concentration Risk.  The Fund intends to invest at
                           least 25% of its Managed Assets in securities of companies principally engaged in financial services. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that sector.

                         A company is "principally engaged" in financial
                           services if it has financial services-related businesses that generate at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

                            . financial services companies may suffer a setback if regulators change the rules under which they operate;

                            .   unstable interest rates can have a
                                disproportionate effect on the financial services sector;

                            . financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

                            . financial services companies have been affected by increased competition, which could adversely affect the profitability and viability of such companies.

                         See "Risks--Concentration Risk."

                         Non-U.S. Securities Risk.  The Fund may invest up to
                           35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure; and economic withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region. See "Risks--Non-U.S. Securities Risk."

                         Common Stock Risk.  The Fund will have exposure to
                           common stocks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of the Fund's Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

                         Hedging Risk.  The Fund may use derivatives or other
                           transactions for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk that could result in poorer overall performance for the Fund. The Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors. No assurance can be given that such Adviser's judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See "Hedging Transactions" and "Risks--Hedging Risk." Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

                         Interest Rate Transactions Risk.  The Fund may enter
                           into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Common Shares. See "Use of Leverage" and "Hedging Transactions."

                         Limited Voting Rights of Preferred
                           Securities. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of taxable preferred securities (as described under "The Fund's Investments--Portfolio Composition"), holders generally have no voting rights, except if
                           (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

                         Special Redemption Rights of Preferred Securities.  In
                           certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

                         See "Risks--Certain Risks Related to Preferred
                           Securities."

                         Corporate Loan Risk.  The Fund may invest up to 20% of
                           its Managed Assets in other debt instruments, including corporate loans. Corporate loans in which the Fund may invest may not be rated by an NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of corporate loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. No active trading market currently exists for many corporate loans in which the Fund may invest and, thus, they are relatively illiquid. As a result, corporate loans generally are more difficult to value than more liquid securities for which a trading market exists. The Fund also may purchase a participation interest in a corporate loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. In this instance, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. See "Risks--High Yield Securities" and "Risks--Corporate Loans."

                         Tax Risk.  The Fund may invest in preferred
                           securities, convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "Tax Matters."

                         Illiquid Securities Risk.  The Fund may invest up to
                           10% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

                         Market Disruption Risk.  The terrorist attacks in the
                           U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets. High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

                         Inflation Risk.  Inflation risk is the risk that the
                           value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The Annual Expenses table below assumes the issuance of FundPreferred shares in an amount equal to 33 1/3% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.


Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price).....................         4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)/(1)(2)/          .20%
Dividend Reinvestment Plan Fees................................................      None/(3)/

                                                                                  Percentage of
                                                                                   Net Assets
                                                                                 Attributable to
                                                                                Common Shares/(5)/
                                                                                -----------------
Annual Expenses
Management Fees/(4)/...........................................................         1.35%
Other Expenses/(4)/............................................................          .30%
Interest Payments on Borrowed Funds/(4)/.......................................         None
                                                                                     -------
Total Annual Expenses/(4)/.....................................................         1.65%
Fee and Expense Reimbursement (Years 1-5)......................................         (.48)%/(6)/
                                                                                     -------
Total Net Annual Expenses (Years 1-5)/(4)/.....................................         1.17%/(6)/
                                                                                     =======

--------

(1)Nuveen has agreed to pay offering costs (other than sales load) that exceed $0.03 per Common Share.

(2)If the Fund offers FundPreferred shares, costs of that offering, estimated to be approximately 2.09% of the total amount of the FundPreferred share offering, will effectively be borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of FundPreferred shares in the amount equal to 33 1/3% of the Fund's total capital (after issuance), those offering costs are estimated to be approximately $.15 per Common Share (1.03% of the estimated proceeds from the Fund's Common Share offering, after deducting offering costs).

(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent") to sell your Common Shares held in a dividend reinvestment account.

(4)In the event the Fund, as an alternative to issuing FundPreferred shares, utilizes leverage through Borrowings in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be 1.35%, Other Expenses would be .30%, Interest Payments on Borrowed Funds (assuming an interest rate of 3.75%, which interest rate is subject to change based on prevailing market conditions) would be 1.88%, Total Annual Expenses would be 3.53% and Total Net Annual Expenses would be 3.05%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $76, $137, $200 and $385, respectively.

(5)Stated as percentages of net assets attributable to Common Shares. Assuming no issuance of FundPreferred shares or Borrowings, the Fund's expenses would be estimated to be as follows:

                                                      Percentage of
                                                       Net Assets
                                                     Attributable to
                                                      Common Shares
                                                     ---------------
          Annual Expenses
          Management Fees...........................       .90%
          Other Expenses............................       .20%
          Interest Payments on Borrowed Funds.......      None
                                                          ----
          Total Annual Expenses.....................      1.10%
          Fees and Expense Reimbursement (Years 1-5)      (.32)%/(6)/
                                                          ----
          Total Net Annual Expenses (Years 1-5).....       .78%/(6)/
                                                          ====

(6)The Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. Assuming the issuance of FundPreferred shares or Borrowings in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage) and calculated as a percentage of net assets attributable to Common Shares, those amounts would be .48% for the first 5 full years, .36% in year 6, .24% in year 7 and .12% in year 8. Without the reimbursement, "Total Annual Expenses" would be estimated to be 1.65% of average daily net assets attributable to Common Shares (or, assuming no issuance of FundPreferred shares or Borrowings, 1.10% of average daily net assets).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 80,000,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated FundPreferred share offering costs assuming FundPreferred shares are issued representing 33 1/3% of the Fund's total capital (after issuance) of $10) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.17% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.65% in years 9 and 10 and (2) a 5% annual return:/(1)/

                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                       $68     $92    $118       $212

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)Assumes reimbursement of fees and expenses of .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2011. See footnote 6 above and "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 27, 2003, pursuant to a Declaration governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $1,257,960,000 ($1,439,010,078 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in preferred, convertible and other debt instruments that meet those investment objectives and policies within approximately two to three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's primary investment objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

   Under normal circumstances, the Fund:

  . will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments; and

  . may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

   NIAC will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments. See "Management of the Fund."

   The Fund's assets allocated to preferred securities will be managed by Spectrum. The Fund's assets allocated to convertible securities will be managed by Froley, Revy. The Fund's assets allocated to other debt instruments will be managed by NIAC.

   Under normal circumstances, portfolio allocations will conform to the following guidelines:

                                      Minimum % of   Maximum % of
              Type of Investment     Managed Assets Managed Assets
              ------------------     -------------- --------------
              Preferred Securities..       50             80
              Convertible Securities       20             50
              Other Debt Instruments        0             20

   Initially, NIAC will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). Convertible preferred securities will be regarded as convertible securities for purposes of these limits. In making allocation decisions, NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments and other economic and market factors, including the overall outlook for the economy and inflation.

   The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are
(i) rated by at least one of the NRSROs within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or (ii) unrated but judged to be of comparable quality by the Adviser responsible for the investment. Split-rated securities are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment. Securities of below investment grade quality are commonly referred to as junk bonds and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See "Risks--High Yield Securities." See Appendix A in the Statement of Additional Information for a description of security ratings.

   The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above.

   For a more complete discussion of the Fund's initial portfolio composition, see "--Initial Portfolio Composition."

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

Investment Philosophy and Process

   Nuveen Institutional Advisory Corp. (NIAC)

   Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions among the three primary asset classes in which the Fund invests - preferred securities, convertible securities and other debt instruments. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low return-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of the asset classes changes.

   Asset Allocation Process. In determining the Fund's asset allocation, NIAC will periodically consult with the Fund's Subadvisers and other investment manager affiliates of NIAC. NIAC will consider factors such as interest rate levels, market conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred securities, convertible securities and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

   Investment Philosophy. NIAC is responsible for managing the other debt instruments in which the Fund may invest. NIAC believes that managing risk, particularly in a volatile asset class such as high yield debt, is of paramount importance. NIAC believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, NIAC focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

   Investment Process. NIAC begins with a quantitative screening of the universe to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. NIAC screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.

   Spectrum Asset Management, Inc. (Spectrum)

   Investment Philosophy. Spectrum's investment philosophy with respect to preferred securities is centered on several underlying themes:

    . High levels of current income are the primary return contributor to the total return potential of preferred securities.

    . Investing in the subordinated preferred securities of stronger, solidly-rated issuers is potentially more advantageous than owning the senior debt of weaker, potentially deteriorating issuers.

    . Investment grade quality preferred securities, over time, present an attractive risk/return opportunity.

    . Diversifying across a large number of different industries and issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company or sector.

    . Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.

   Investment Process. Spectrum's investment process begins with macroeconomic and fundamental credit analysis to identify sectors, industries and companies that are potential investments. In its fundamental analysis, Spectrum employs a value-oriented style that considers the relative attractiveness of the security to other preferred securities and to the same issuer's senior debt. In addition, Spectrum evaluates the structural features of each security as well as its liquidity. In its investment decisions, Spectrum also considers the contribution of sectors and individual securities to the overall goal of achieving a well-diversified portfolio.

    Froley, Revy Investment Co., Inc. (Froley, Revy)

   Investment Philosophy. Froley, Revy's investment philosophy with respect to convertible securities is centered on the belief that convertible securities are a total return vehicle that afford the opportunity to earn common stock-like returns with substantially reduced risk relative to equities, while providing some current income. The firm believes that focusing on the mid-market sector of the convertible securities market (i.e., securities that have both common stock-like and bond-like investment qualities) while investing opportunistically in the bond-like and equity-like areas of the convertible securities market may enhance total return potential. In addition, the firm believes that because of the hybrid nature of convertible securities, research that emphasizes both fundamental credit analysis and equity valuation analysis can help identify investment opportunities with the greatest potential for enhancing a portfolio's overall total return.

   Investment Process. Froley, Revy's investment process begins with screening the universe of convertible securities on certain valuation and structural parameters, including price, yield, premium, calls, equity sensitivity and other factors. On this pool of potential investments, Froley, Revy then conducts credit (bond) analysis and valuation (equity) analysis to identify what it believes to be the most attractive candidates within the universe. Additional inputs into the sector and security selection decisions are top down, macroeconomic analysis of economic, interest rate and other trends and the analysis of the structural characteristics of the individual securities.

   Froley, Revy monitors all securities and sectors on an on-going basis to identify those that fall outside the intended investment range. Positions in securities that have increased in value and common stock-like qualities may be reduced to normal position weights or sold entirely based on the fundamental outlook for the underlying equity. In addition, Froley, Revy considers significant declines from the purchase prices of securities in determining whether to purchase or sell a particular security.

Portfolio Composition

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

   Preferred Securities. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The Fund intends that all of the preferred securities in which it will invest will be investment grade quality at the time of investment. The average call protection of the Fund's portfolio allocated to preferred securities is expected to be approximately three to four years.

   The Fund intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services, which are prominent issuers of preferred securities, and is subject to the risks of such concentration. See "--Financial Service Company Securities."

   Taxable Preferred Securities. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not qualify for the Dividends Received Deduction. Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the dividend income they receive. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. Taxable preferred securities that are not eligible for the Dividends Received Deduction (often referred to as "hybrid" preferred securities) typically offer additional yield spread versus other types of preferred securities due to this lack of special tax treatment.

   Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at the issuer's option at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

   Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), these taxable preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

   Taxable preferred securities include, but are not limited to:/(1)/

  .  trust originated preferred securities ("TOPRS(R)");

  .  monthly income preferred securities ("MIPS(R)");

  .  quarterly income bond securities ("QUIBS(R)");

  .  quarterly income debt securities ("QUIDS(R)");

  .  quarterly income preferred securities ("QUIPS/SM/");

  .  corporate trust securities ("CORTS(R)");

  .  public income notes ("PINES(R)"); and

  .  other trust preferred securities.
--------
(1)TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley Dean Witter & Co. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

   Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

   Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

   Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Risks-Convertible Security Risk." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

   Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party.

   Convertible securities are investments that typically provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--High Yield Securities."

   Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock.

   Synthetic Convertible Securities. Although the Fund does not currently intend to invest in synthetic convertible securities, it may invest up to 10% of its Managed Assets in such securities. Synthetic convertible securities possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("equity component"). If the Fund invests in synthetic convertible securities, it is expected that the Fund will invest in such synthetic convertible securities that are created by third parties, typically investment banks or other financial institutions. Synthetic convertible securities created by other parties typically trade as a single security with a unitary value, similar to a true convertible security. The Fund may also invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, debentures, notes, preferred stocks and money market instruments. The equity component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index. The fixed-income and equity components of such a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a true convertible security or a synthetic convertible security created by third parties, each of which is a single security having a unitary market value, a synthetic convertible security that is comprised of two or more separate securities will have a "market value" that is the sum of the values of its fixed-income component and its equity component. For this reason, the value of such a synthetic convertible security may respond differently to market fluctuations than would a true convertible security or synthetic convertible security created by a third party. The Fund's holdings of synthetic convertible securities, including those created by third parties, are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its Managed Assets in preferred securities and convertible securities and the maximum and minimum allocations to preferred securities and convertible securities set forth in "--Investment Objectives and Policies" above.

   Warrants and Options on Securities and Indexes. In connection with its investments in synthetic convertible securities, the Fund may purchase warrants, call options on common stock and call options on common stock indexes. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the common stock index) at a specified exercise price at any time during the term of the option.

   Other Debt Instruments. The Fund may invest in other debt instruments including, but not limited to, corporate bonds, notes and debentures and other similar types of corporate debt instruments, including corporate loans. The form of such other debt instruments may include zero coupon bonds, payment-in-kind securities and structured notes. The debt instruments in which the Fund may invest may be below investment grade quality. See "--High Yield Securities." The Fund may invest up to 20% of its Managed Assets in these types of other debt securities, as described in more detail below.

   Corporate Bonds. Corporate bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

   Corporate Loans.   The Fund may invest (i) in loans made by banks or other
financial institutions to corporate issuers or (ii) participation interests in such loans. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a corporate loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.

   Zero Coupon Bonds and Payment-In-Kind Securities. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" or dividends in the form of additional securities of the issuer, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

   Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

   No Inverse Floaters. The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

   High Yield Securities. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment. Below investment grade quality securities are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities typically are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities under these circumstances may be less than the prices used in calculating the Fund's net asset value.

   Non-U.S. Securities. The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of the 35% limitation described above, non-U.S. securities include securities represented by American Depository Receipts.

   Financial Services Company Securities. The Fund intends to invest at least 25% of its Managed Assets in securities issued by companies "principally engaged" in financial services. A company is "principally engaged" in financial services if it has financial services-related businesses that generate at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

   Common Stocks. The Fund does not intend to purchase common stock as part of its investment strategy. The Fund will have exposure to common stock risks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of its Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Common stock generally represents an ownership interest in an issuer. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

   Hedging Transactions. The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include
(i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and
(v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described in this paragraph solely for purposes of hedging the Fund's portfolio risks. See "Risks--Hedging Risk," "Risks--Counterparty Risk," "--Synthetic Convertible Securities" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

   Illiquid Securities. The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable), however, initially, the Fund does not intend to invest more than 5% of its Managed Assets in such securities. All securities and other instruments in which the Fund invests will be subject to the 10% limitation referred to above to the extent they are deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Advisers to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the

Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

   Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up
Period. Upon an Adviser's recommendation and during temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, during the temporary periods when the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may invest all or a portion of its assets in debt securities of long-term maturities issued by the U.S. Government or its agencies or instrumentalities.

   When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

   Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly, or short-term debt securities. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or FundPreferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

   Initial Portfolio Composition. If current market conditions persist, the Fund expects that its initial portfolio of preferred securities, convertible securities and other debt instruments will be comprised of securities with the following ratings, or in unrated securities judged by the Adviser responsible for the investment to be of comparable credit quality: 11% in AA or better, 33% in A, 33% in Baa/BBB, 16% in Ba/BB and 7% in B. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities or more than 20% of its Managed Assets in securities of non-U.S. issuers. In addition, the Fund does not currently intend to invest in the non-U.S. dollar denominated securities described in this Prospectus. The Fund also intends that all of the preferred securities in which it will invest will be investment grade quality at the time of investment. The Fund's intentions may change over time based on market and other conditions beyond the Fund's control and there can be no assurance that the parameters of the initial portfolio composition as described above will be achieved.

   Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

   Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of an Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                USE OF LEVERAGE

   The Fund, if market conditions are deemed favorable, likely will use leverage by issuing FundPreferred shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Fund's capital after such issuance and/or borrowing. Unless and until the Fund uses leverage, this section will not apply.

   The Fund intends to apply for ratings for the FundPreferred shares from a NRSRO (most likely Moody's, S&P and/or Fitch). The Fund presently anticipates that any FundPreferred shares that it intends to issue initially would be given ratings of at least AA/Aa by such NRSROs as Moody's ("Aa"), S&P ("AA") or Fitch ("AA").

   Subject to market conditions and the Fund's receipt of at least a AA/Aa credit rating on FundPreferred shares, within approximately one and one-half to two months after the completion of the offering of the Common Shares, the Fund intends to offer FundPreferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance. FundPreferred shares will have seniority over the Common Shares. The issuance of FundPreferred shares will leverage the Common Shares. Any Borrowings would also leverage, and have seniority over, the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.

   Changes in the value of the Fund's portfolio securities, including costs attributable to FundPreferred shares or Borrowings, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to NIAC (and to the Subadvisers) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets.

   Under the 1940 Act, the Fund is not permitted to issue its own preferred shares unless immediately after the issuance the value of the Fund's asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's asset coverage less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If FundPreferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem FundPreferred shares from time to time to the extent necessary in order to maintain coverage of any FundPreferred shares of at least 200%. If FundPreferred shares are outstanding, two of the Fund's trustees will be elected by the holders of FundPreferred shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and FundPreferred shares voting together as a single class. In the event the Fund failed to pay dividends on FundPreferred shares for two years, FundPreferred shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

   Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

   The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for FundPreferred shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on FundPreferred shares (expected to be at least AA/Aa), the Fund will not issue FundPreferred shares.

   Assuming that FundPreferred shares or Borrowings will represent in the aggregate approximately 33 1/3% of the Fund's capital and pay dividends or interest or a payment rate set by an interest rate transaction at an annual average rate of 3.75%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.25% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to FundPreferred shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual FundPreferred share dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of FundPreferred shares or Borrowings representing approximately 33 1/3% of the Fund's total capital, and the Fund's currently projected annual FundPreferred share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 3.75%. See "Risks--Leverage Risk."

Assumed Portfolio Total Return (Net of Expenses) (10.00)% (5.00)%  0.00 % 5.00% 10.00%
Common Share Total Return....................... (16.88)% (9.38)% (1.88)% 5.63% 13.13%

   Common Share total return is comprised of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on FundPreferred shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

                             HEDGING TRANSACTIONS

   The Fund may use derivatives or other transactions for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

   Portfolio Hedging Transactions. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described in this paragraph solely for purposes of hedging the Fund's portfolio risks. See "The Fund's Investments--Portfolio Composition--Synthetic Convertible Securities."

   There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it which it would be advisable to do so. See "Risks--Hedging Risks."

   Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

   As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

   In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

   The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

   Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

   When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

   Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

   For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index.

   Under regulations of the Commodity Futures Trading Commission currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

   There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors.

   Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

   In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the short sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

   Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

   In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

   The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions. See "Tax Matters."

   Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

   Credit Derivative Instruments. The Fund may purchase credit derivative instruments for the purpose of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

   Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. denominated securities of non-U.S. issuers as described in this Prospectus. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

   At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

   The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

   Interest Rate Transactions. In connection with the Fund's likely use of leverage through its sale of FundPreferred shares or Borrowings, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

   The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

   The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the Common Shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the Common Shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

   In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund's fixed rate of payment on the swap, the swap will increase the Fund's operating expenses and reduce Common Share net earnings. For example, if the Fund were to
(A) issue FundPreferred shares representing 33 1/3% of the Fund's total capital and (B) enter into one or more interest rate swaps in a notional amount equal to 75% of its outstanding FundPreferred shares under which the Fund would receive a short-term swap rate of 1.50% and pay a fixed swap rate of 3.50% over the term of the swap, the swap would effectively increase Fund expenses and reduce Fund Common Share net earnings by approximately .77% as a percentage of net assets attributable to Common Shares and approximately .51% as a percentage of Managed Assets. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund's fixed rate of payment on the interest rate swap, the swap would enhance Common Share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund's cost of leverage due to changes in short-term interest rates during the term of the swap. The example above is purely for illustrative purposes and is not predictive of the actual percentage of the Fund's leverage that will be hedged by a swap, the actual fixed rates that the Fund will pay under the swap (which will depend on market interest rates for the applicable maturities at the time the Fund enters into swaps) or the actual short-term rates that the Fund will receive on any swaps (which fluctuate frequently during the term of the swap, and may change significantly from initial levels), or the actual impact such swaps will have on the Fund's expenses and Common Share net earnings.

   Buying interest rate caps could enhance the performance of the Common Shares by providing a ceiling to all or part of the Fund's leverage expense during the terms of the cap. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its FundPreferred shares or Borrowings due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement.

   The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund has no current intention of selling an interest rate swap or cap.

   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

   Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

   In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

   The Fund may choose or be required to redeem some or all FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                     RISKS

   The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Operating History

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

   Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund likely will use leverage, which magnifies the stock market and interest rate risks. See "Use of Leverage."

Interest Rate Risk

   Interest rate risk is the risk that fixed-income securities such as preferred, convertible and other debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

   During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Credit Risk; Subordination

   Credit risk is the risk that a security in the Fund's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Such credit risk is generally greater for issuers of high yield securities. The Fund may also invest in split-rated securities. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades. Split-rated securities are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. A split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive to negative developments, than securities without a split-rating such as a decline in the issuer's revenues or a general economic downturn.

   Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

High Yield Risk

   The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Convertible Security Risk

   Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. See "--Credit Risk; Subordination." In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

   Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for the potential loss. See "--Common Stock Risk" below.

Synthetic Convertible Security Risk

   Although the Fund does not currently intend to invest in synthetic convertible securities, it may invest up to 10% of its Managed Assets in such securities. The Fund may invest in synthetic convertible securities created by third parties that, similar to true convertible securities, typically trade as a single security with a unitary value. The Fund may also invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The value of a synthetic convertible security that is comprised of separate securities, may respond differently to market fluctuations than a true convertible security or a synthetic convertible security traded as a single security because each separate security comprising such a synthetic convertible security has its own market value. In addition, because the equity component may be synthetically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index, synthetic convertible securities are subject to the risks associated with warrants and options. In addition, if the value of the underlying common stock or the level of the index involved in the equity component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "--Convertible Security Risk".

   The Fund will be subject to the risks of warrants and options to the extent it invests in synthetic convertible securities that use warrants or options on common stocks or common stock indexes as their equity components. The Fund's investments in warrants and options involve risks different from, and possibly greater than, the risks associated with investing directly in convertible securities. Warrants and options are subject to a number of risks associated with derivative instruments generally and described elsewhere in this Prospectus such as illiquidity risks and risks associated with investments in common stocks. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a warrant or option may not correlate perfectly with the underlying common stock or common stock index.

Market Discount From Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Leverage Risk

   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include higher volatility of the net asset value of the Common Shares, the likelihood of potentially more volatility in the market value of the Common Shares and the possibility either that the Common Share income will fall if the dividend rate on FundPreferred shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on FundPreferred shares or the interest rate of Borrowings varies.

   So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to any Borrowings and to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers successfully participating in FundPreferred share auctions).

   Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease also will tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any FundPreferred shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

   In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap transaction. Early termination of an interest rate swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. See "Hedging Transactions."

Concentration Risk

   The Fund intends to invest at least 25% of its Managed Assets in securities of companies principally engaged in financial services. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that sector.

   Concentration of investments in the financial services sector includes the following risks:

  . regulatory actions--financial services companies may suffer a setback if regulators change the rules under which they operate;

  . changes in interest rates--unstable interest rates can have a disproportionate effect on the financial services sector;

  . concentration of loans--financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

  . competition--financial services companies have been affected by increased competition, which could adversely affect the profitability and viability of such companies.

Non-U.S. Securities Risk

   The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure; expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

   Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Common Stock Risk

   The Fund will have exposure to common stocks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of the Fund's Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which it has exposure.

Hedging Risk

   The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk that could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that such Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

Counterparty Risk

   The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Transactions Risk

   The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Common Shares. See "Use of Leverage," "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.

Certain Risks Related to Preferred Securities

   Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain taxable preferred securities, holders generally have no voting rights, except
(i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred security holders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

   Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities

   From time to time, preferred securities and convertible securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser responsible for the investment believes that doing so would be consistent with the Fund's investment objectives and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Corporate Loan Risk

   The Fund may invest up to 20% of its Managed Assets in other debt instruments, including corporate loans. Corporate loans in which the Fund may invest may not be rated by a NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of corporate loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. No active trading market currently exists for many corporate loans in which the Fund may invest and, thus, they are relatively illiquid. As a result, corporate loans generally are more difficult to value than more liquid securities for which a trading market exists.

   The Fund also may purchase a participation interest in a corporate loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. In this instance, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. Such third party participation arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

Illiquid Securities Risk

   The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk

   The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets. High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, NIAC, Spectrum, Froley, Revy and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser and Subadvisers

   NIAC will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage, hedging and interest rate transactions. NIAC also is responsible for the selection of the Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, is the investment adviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to other debt instruments. NIAC and its affiliate Nuveen Advisory Corp. serve as investment advisers to investment portfolios with approximately $50 billion in assets under management as of January 31, 2003. See the Statement of Additional Information under "Investment Advisers."

   NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $80 billion of assets under management as of January 31, 2003. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

   Deepak Gulrajani, Gunther Stein and Lenny Mason are the portfolio managers at NIAC responsible for investing the portion of the Fund's assets allocated to other debt instruments. Mr. Gulrajani is a Managing Director of NIAC. He also is the Director, Fixed-Income Strategies, and a Principal of Symphony Asset Management, LLC ("Symphony"), a wholly owned subsidiary of Nuveen Investments, Inc. Mr. Stein is a Vice President of NIAC. He also has been lead portfolio manager for high yield strategies at Symphony since 1999. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a Vice President of NIAC. He also is a high yield portfolio manager at Symphony. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director of FleetBoston's Technology and Communications Group.

   Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to preferred securities. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, a registered investment adviser, commenced operations in 1987 and had approximately $6.2 billion in assets under management as of January 31, 2003.

   Spectrum is an independently managed wholly owned subsidiary of Principal Global Investors, LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $90 billion in combined assets worldwide as of January 31, 2003.

   A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and
L. Phillip Jacoby, IV is responsible for investing the portion of the Fund's assets allocated to preferred securities. Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Jacoby is a Senior Vice President of Spectrum. As a subsidiary of Principal Global Investors, LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts. See "The Fund's Investments--Investment Philosophy and Process."

   Spectrum may act as broker for the Fund in connection with the purchase or sale of preferred securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

   Froley, Revy, 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to convertible securities. Froley, Revy specializes in the management of convertible securities. Froley, Revy, a registered investment adviser, commenced operations in 1975 and had approximately $2 billion in assets under management as of January 31, 2003.

   Froley, Revy is an independently managed wholly owned subsidiary of First Republic Bank, which is a publicly-traded commercial bank and wealth management firm. Collectively, subsidiaries and affiliates of First Republic Bank, including Froley, Revy, managed approximately $6 billion in combined assets as of January 31, 2003.

   Andrea Revy O'Connell and Michael Revy are the portfolio managers at Froley, Revy responsible for investing the portion of the Fund's assets allocated to convertible securities. Ms. O'Connell is President and Chief Executive Officer of Froley, Revy and has been a Managing Director and a Principal of Froley, Revy since 1994. Mr. Revy is a Senior Vice President, Senior Portfolio Manager and a Managing Director of Froley, Revy and is responsible for the development and co-management of Froley, Revy's convertible arbitrage product. Before joining Froley, Revy in 2002, Mr. Revy was a private banker at Wechsler & Co., Inc. since 1998, and prior thereto worked for Lehman Brothers for six years in that firm's convertible bond group.

Investment Management Agreement

   Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

                                                  Management
                   Average Daily Managed Assets//    Fee
                   ------------------------------ ----------
                   Up to $500 million............   .9000%
                   $500 million to $1 billion....   .8750%
                   $1 billion to $1.5 billion....   .8500%
                   $1.5 billion to $2.0 billion..   .8250%
                   Over $2.0 billion.............   .8000%

   If the Fund utilizes leverage through the issuance of FundPreferred shares in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

                                                       Management
              Net Assets Attributable to Common Shares    Fee
              ---------------------------------------- ----------
                    Up to $500 million................   1.3500%
                    $500 million to $1 billion........   1.3125%
                    $1 billion to $1.5 billion........   1.2750%
                    $1.5 billion to $2.0 billion......   1.2375%
                    Over $2.0 billion.................   1.2000%

   Pursuant to investment sub-advisory agreements between NIAC and each of the Subadvisers, each Subadviser will receive from NIAC a management fee equal to 40% of the management fee payable by the Fund to NIAC (net of the reimbursements described below) with respect to that Subadviser's allocation of Managed Assets up to the first $500 million of the average daily Managed Assets of the Fund allocated to that Subadviser and 35% thereafter.

   In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                  Percentage                                    Percentage
                  Reimbursed                                    Reimbursed
 Year Ending  (as a percentage of                           (as a percentage of
  March 31,     Managed Assets)    Year Ending March 31,      Managed Assets)
 -----------  -------------------  ---------------------    -------------------
    2003/(1)/        .32%                   2008                   .32%
      2004           .32%                   2009                   .24%
      2005           .32%                   2010                   .16%
      2006           .32%                   2011                   .08%
      2007           .32%

--------
(1)From the commencement of operations.

   The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2011.

                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

   Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                                 DISTRIBUTIONS

   Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to FundPreferred shareholders, if any, and interest and required principal payments on Borrowings, if any. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on the FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. The net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected net investment income and the amount of the expenses and dividend rates on the outstanding FundPreferred shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

   In June 2002, NIAC, on behalf of itself and certain funds, filed an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of the Managed Dividend Policy. The application will be amended to include the Fund as a party. If, and when, NIAC, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.

   Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed percentage of net asset value to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year.

   If, for any calendar year, the Fund's total distributions exceeded net investment income and net realized capital gain (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

   In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

   There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Trustees will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

                          DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent, in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company, as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. At any time when FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions. See "--FundPreferred Shares" below.

   The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Use of Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

FundPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 33 1/3% of the Fund's capital immediately after the time the FundPreferred shares are issued) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. The Board has determined that the FundPreferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the FundPreferred shares will likely be as stated below.

   Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be approximately 33 1/3% of the value of the Fund's total net assets. The Fund intends to purchase or redeem FundPreferred shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

   Holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than twelve trustees). The remaining trustees will be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares will be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See "Use of Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of FundPreferred shares. If the Board of Trustees determines to authorize such an offering, the terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

   Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

   Because the Fund does not intend to invest its assets in securities a significant portion of which would qualify for the Dividends Received Deduction, any corporate shareholder who otherwise would qualify for the Dividends Received Deduction should not assume that dividends paid to it out of the Fund generally will qualify for the Dividends Received Deduction. To the extent that the Fund holds common stocks that pay dividends, a portion of the distributions from the Fund may qualify for the Dividends Received Deduction.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

   Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell Common Shares, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

   We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  . have been notified by the Internal Revenue Service that you are subject to backup withholding.

   The withholding percentage is 30% for 2003, and will decrease to 29% in 2004 and 2005 and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. This withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The Fund intends to elect to be treated and to qualify as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences to you of investing in the Fund.

   The Fund may invest in preferred or convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

   The Bush Administration has announced a proposal to reduce or eliminate taxes on dividends; however, many details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Prospects for this, or any other dividend tax reduction or elimination proposal, are unclear. There is no guarantee any proposal will become law. Accordingly, it is not possible to evaluate how this, or any other, proposal might affect the taxation of dividends to the Common Shareholders.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                       Number of
Underwriters                                                            Shares
------------                                                           ---------
Salomon Smith Barney Inc.............................................. 3,707,000
Nuveen Investments, LLC............................................... 3,707,000
A.G. Edwards & Sons, Inc.............................................. 3,707,000
Prudential Securities Incorporated.................................... 3,707,000
Wachovia Securities, Inc.............................................. 3,707,000
Advest, Inc........................................................... 3,707,000
Robert W. Baird & Co. Incorporated.................................... 3,707,000
H&R Block Financial Advisors, Inc..................................... 3,707,000
Fahnestock & Co. Inc.................................................. 3,707,000
Ferris, Baker Watts, Incorporated..................................... 3,707,000
Janney Montgomery Scott LLC........................................... 3,707,000
Legg Mason Wood Walker, Incorporated.................................. 3,707,000
McDonald Investments Inc., a KeyCorp Company.......................... 3,707,000
Quick & Reilly, Inc. A FleetBoston Financial Company.................. 3,707,000
RBC Dain Rauscher Inc................................................. 3,707,000
Ryan Beck & Co., Inc.................................................. 3,707,000
Stifel, Nicolaus & Company, Incorporated.............................. 3,707,000
TD Waterhouse Investor Services, Inc.................................. 3,707,000
Wedbush Morgan Securities Inc......................................... 3,707,000
Wells Fargo Securities, LLC........................................... 3,707,000
Deutsche Bank Securities Inc.......................................... 1,430,000
U.S. Bancorp Piper Jaffray Inc........................................ 1,430,000
BB&T Capital Markets, a division of Scott & Stringfellow..............   704,000
Crowell, Weedon & Co..................................................   704,000
Davenport & Company LLC...............................................   704,000
D.A. Davidson & Co. Inc...............................................   704,000
SunTrust Capital Markets, Inc.........................................   704,000
Allen & Company of Florida Inc........................................   440,000
Gilford Securities Incorporated.......................................   440,000
Hazlett, Burt & Watson, Inc...........................................   440,000
J.J.B. Hilliard, W.L. Lyons, Inc......................................   440,000
Howe Barnes Investments, Inc..........................................   440,000
Wayne Hummer & Co.....................................................   440,000
Johnston, Lemon & Co. Incorporated....................................   440,000
Lasalle St. Securities, LLC...........................................   440,000
Maxim Group LLC.......................................................   440,000
Mesirow Financial, Inc................................................   440,000
Parker/Hunter Incorporated............................................   440,000
Sanders Morris Harris.................................................   440,000
Sands Brothers & Co., Ltd.............................................   440,000

                                                                        Number of
Underwriters                                                             Shares
------------                                                            ----------
Stephens Inc...........................................................    440,000
M.L. Stern & Co., Inc..................................................    440,000
Sterne, Agee & Leach, Inc..............................................    440,000
Southwest Securities, Inc..............................................    440,000
                                                                        ----------
   Total............................................................... 88,000,000
                                                                        ==========

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Salomon Smith Barney Inc., Nuveen Investments, LLC, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Wachovia Securities, Inc., Advest, Inc., Robert W. Baird & Co. Incorporated, H&R Block Financial Advisors, Inc., Fahnestock & Co. Inc., Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc. A FleetBoston Financial Company, RBC Dain Rauscher Inc., Ryan Beck & Co., Inc., Stifel, Nicolaus & Company, Incorporated, TD Waterhouse Investor Services, Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before March 31, 2003. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 12,665,273 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc. on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, NIAC and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

   The Fund and the Advisers have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   Certain Underwriters participating in the Common Share offering may be invited, some period of time after completion of this offering, to participate in the offering of the FundPreferred shares and will receive compensation for their participation in that FundPreferred share offering. The number of Common Shares purchased by each Underwriter in this offering may be a factor in determining (i) whether that Underwriter is selected to participate in the offering of the FundPreferred shares, (ii) the number of FundPreferred shares allocated to that Underwriter in that offering, and (iii) the amount of certain additional FundPreferred share underwriting compensation available to that Underwriter. The offering costs associated with the issuance of FundPreferred shares are currently estimated to be approximately 2.09% of the total amount of the FundPreferred share offering. These costs will effectively be borne by the Common Shareholders.

   In connection with the requirements for listing the Fund's Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the

New York Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or the Advisers if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the New York Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

   The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, NIAC purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, NIAC owned 100% of the outstanding Common Shares. NIAC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, one of the representatives of the Underwriters, is an affiliate of NIAC.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York, 10013.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                    Page
                                                                    ----
        Use of Proceeds............................................   3
        Investment Objectives......................................   3
        Investment Restrictions....................................   3
        Investment Policies and Techniques.........................   6
        Investment Philosophy and Process..........................   6
        Other Investment Policies and Techniques...................   9
        Management of the Fund.....................................  15
        Investment Advisers........................................  20
        Portfolio Transactions and Brokerage.......................  24
        Distributions..............................................  26
        Description of Shares......................................  26
        Certain Provisions in the Declaration of Trust.............  30
        Repurchase of Fund Shares; Conversion to Open-End Fund.....  32
        Tax Matters................................................  34
        Performance Related and Comparative Information............  38
        Experts....................................................  41
        Custodian and Transfer Agent...............................  41
        Additional Information.....................................  41
        Report of Independent Auditors.............................  42
        Financial Statements.......................................  43
        Appendix A--Ratings of Investments......................... A-1
        Appendix B--Performance Related and Comparative Information B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               88,000,000 Shares

                       Nuveen Preferred and Convertible
                                  Income Fund

                                 Common Shares

                                   --------

                                  PROSPECTUS

                                 March 26, 2003

                                   --------

                             Salomon Smith Barney
                            Nuveen Investments, LLC
                           A.G. Edwards & Sons, Inc.
                             Prudential Securities
                              Wachovia Securities
                                 Advest, Inc.
                             Robert W. Baird & Co.
                      H&R Block Financial Advisors, Inc.
                             Fahnestock & Co. Inc.
                              Ferris, Baker Watts
                                 Incorporated
                          Janney Montgomery Scott LLC
                            Legg Mason Wood Walker
                                 Incorporated
                           McDonald Investments Inc.
                             Quick & Reilly, Inc.
                              RBC Capital Markets
                                Ryan Beck & Co.
                          Stifel, Nicolaus & Company
                                 Incorporated
                                 TD Waterhouse
                        Wedbush Morgan Securities Inc.
                          Wells Fargo Securities, LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Preferred and Convertible Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated March 26, 2003, (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds.............................................................. 3
Investment Objectives.........................................................3
Investment Restrictions ......................................................3
Investment Policies and Techniques............................................6
Investment Philosophy and Process ............................................6
Other Investment Policies and Techniques......................................9
Management of the Fund.......................................................15
Investment Advisers..........................................................20
Portfolio Transactions and Brokerage.........................................24
Distributions ...............................................................26
Description of Shares........................................................26
Certain Provisions in the Declaration of Trust...............................30
Repurchase of Fund Shares; Conversion to Open-End Fund.......................32
Tax Matters..................................................................34
Performance Related and Comparative Information..............................38
Experts......................................................................41
Custodian and Transfer Agent.................................................41
Additional Information.......................................................41
Report of Independent Auditors...............................................42
Financial Statements.........................................................43
Ratings of Investments (Appendix A)........................................ A-1
Performance Related and Comparative Information (Appendix B)............... B-1


This Statement of Additional Information is dated March 26, 2003.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $1,257,960,000 ($1,439,010,078 if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen has agreed to pay (i) all organizational expenses and
(ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

     Pending investment in preferred, convertible and other debt instruments that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in short-term or long-term U.S. government securities or high quality, short-term money market instruments.

                              INVESTMENT OBJECTIVES

     The Fund's primary objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or
     (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating corporate loans;


                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;


                  (7) Make loans of funds or other assets, other than by obtaining interests in corporate loans, entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations; and


                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.


         For purposes of the foregoing and "Description of Shares-- FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.



         For the purpose of applying the limitation set forth in subparagraph
(8) above, an issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.




         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:


                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.



                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.



                  (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.


         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         The Fund intends to apply for ratings for its FundPreferred shares from a nationally recognized statistical rating organization ("NRSRO") (typically, Moody's, S&P or Fitch). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in Borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or the Fund's ability to achieve its investment objectives. The Fund presently anticipates that any FundPreferred shares that it intends to issue initially would be given at least a AA/Aa rating by such NRSRO -- Moody's ("Aa"), S&P ("AA") or Fitch ("AA") -- but no assurance can be given that such ratings will be obtained. NRSROs receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

     The Fund's primary investment objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

     Under normal circumstances, the Fund:

     . will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not be eligible for the dividends received deduction; and

     . may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

     NIAC will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments. The Fund's assets allocated to preferred securities will be managed by Spectrum. The Fund's assets allocated to convertible securities will be managed by Froley, Revy. The Fund's assets allocated to other debt instruments will be managed by NIAC. Initially, NIAC will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). Convertible preferred securities will be regarded as convertible securities for purposes of these limits. In making allocation decisions, NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

     The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or (ii) unrated but judged to be of comparable quality by the Adviser responsible for the investment. Split-rated securities are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment.

     The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 10% limitation to the extent they are deemed to be illiquid. Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above.

                       INVESTMENT PHILOSOPHY AND PROCESS


     Nuveen Institutional Advisory Corp. (NIAC)

     Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions among the three primary asset classes in which the Fund invests - preferred securities, convertible securities and other debt instruments. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of the asset classes changes.

     Asset Allocation Process. In determining the Fund's asset allocation, NIAC will periodically consult with the Fund's Subadvisers and other investment manager affiliates of NIAC. NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

     Investment Philosophy. NIAC is responsible for managing the other debt instruments in which the Fund may invest. NIAC believes that managing risk, particularly in a volatile asset class such as high yield debt, is of paramount importance. NIAC believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, NIAC focuses on liquid securities to ensure that exit strategies remain viable throughout market cycles.

     Investment Process. NIAC begins with a quantitative screening of the universe to identify investment candidates with favorable capital structures, factor valuation and other equity market indicators. NIAC screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous fundamental analysis to ensure sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factor and monitoring systems to ensure proper diversification.

     Spectrum Asset Management, Inc. (Spectrum)

     Investment Philosophy. Spectrum's investment philosophy with respect to preferred securities is centered on several underlying themes:


..    High levels of current income are the primary return contributor to the total return potential of preferred securities.
..    Investing in the subordinated preferred securities of stronger, highly-rated issuers is potentially more advantageous than owing the senior debt of weaker, potentially deteriorating issuers.
..    Investment grade quality preferred securities, over time, present a very attractive risk/return opportunity.
..    Diversifying across a large number of different industries and issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company or sector.
..    Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.


     Investment Process. Spectrum's investment process begins with macroeconomic and fundamental credit analysis to identify sectors, industries and companies that are potential investments. In its fundamental analysis, Spectrum employs a value-oriented style that considers the relative attractiveness of the security to other preferred securities and to the same issuer's senior debt. In addition, Spectrum evaluates the structural features of each security as well as its liquidity. In its investment decision, Spectrum also considers the contribution of sectors and individual securities to the overall goal of achieving a well-diversified portfolio.

     Froley, Revy Investment Co., Inc. (Froley, Revy)

     Investment Philosophy. Froley, Revy's investment philosophy with respect to convertible securities is centered on the belief that convertible securities are a total return vehicle that afford the opportunity to earn equity-like returns with substantially reduced risk relative to equities, while providing some current income. The firm believes that focusing on the mid-market sector of the convertibles market while investing opportunistically in the bond-like and equity-like areas of the convertible securities market may enhance total return potential. In addition, the firm believes that because of the hybrid nature of the asset class, research that emphasizes both fundamental credit analysis and equity valuation analysis can help identify investment opportunities with the greatest potential for enhancing a portfolio's overall total return.

     Investment Process. Froley, Revy's investment process begins with screening the universe of convertible securities on certain valuation and structural parameters, including price, yield, premium, calls, equity sensitivity and other factors. On this pool of potential investments, Froley, Revy then conducts credit (bond) analysis and valuation (equity) analysis to identify what it believes to be the most attractive candidates within the universe. Additional inputs into the sector and security selection decision are top down, macroeconomic analysis of economic, interest rate and other trends and the analysis of the structural characteristics of the individual securities.

     Froley, Revy monitors all securities and sectors on an on-going basis to identify those that fall outside the intended investment range. Positions in securities that have increased in value and equity sensitivity may be reduced to normal position weights or sold entirely based on the fundamental outlook for the underlying equity. In addition, Froley, Revy considers significant declines from the purchase prices of securities in determining whether to purchase or sell a particular security.

PORTFOLIO COMPOSITION

     Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments. The Fund will notify shareholders at least 60 days prior to any change in the 80% policy.

     Preferred Securities. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not qualify for the Dividends Received Deduction. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

     Preferred stockholders usually have no right to vote for corporate directors or on other matters.

     Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates and in the Dividends Received Deduction.

     Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

     The Fund intends that all of the preferred securities in which it will invest will be investment grade quality at the time of investment. The average call protection of the Fund's portfolio allocated to preferred securities is expected to be approximately three to four years.

     Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

     Additional Information on Taxable Preferred Securities. See "The Fund's Investments - Portfolio Composition - Taxable Preferred Securities" in the Fund's Prospectus for a general description of taxable preferred securities.


     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.


     Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--High Yield Securities" below.

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

     Synthetic Convertible Securities. Although the Fund does not currently intend to invest in synthetic convertible securities, the Fund may invest up to 10% of its Managed Assets in such securities. Synthetic convertible securities possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("convertible component"). If the Fund invests in synthetic convertible securities, it is expected that the Fund will invest in such synthetic convertible securities that are created by third parties, typically investment banks or other financial institutions. Synthetic convertible securities created by third parties typically trade as a single security with a unitary value, similar to a true convertible security. The Fund may also invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, debentures, notes, preferred stocks and money market instruments. The equity component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index. Unlike a true convertible security or a synthetic convertible security created by third parties, each of which is a single security having a unitary market value, a synthetic convertible security that is comprised of two or more separate securities will have a "market value" that is the sum of the values of its fixed-income component and its equity component. For this reason, the value of a synthetic convertible security that is comprised of separate securities may respond differently to market fluctuations than would a true convertible security or synthetic convertible security created by a third party. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when an Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument. Convertible structured notes are fixed-income debentures linked to equity, which have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment. The Fund's holdings of synthetic convertible securities, including those created by third parties, are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its Managed Assets in preferred securities and convertible securities.

Warrants to Purchase Securities

     The Fund may invest in warrants to purchase debt securities or equity securities in connection with its investments in synthetic convertible securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sole before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant's exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

     Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Options on Securities and Indexes


     In connection with its investments in synthetic convertible securities, the Fund may purchase call options on common stocks and call options on common stock indexes. The Fund may purchase call options on common stocks or common stock indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market.


     A call option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option (or the cash value of the common stock index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call option which is sold. The principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a call option purchased by the Fund is an asset of the Fund. The value of an option purchased is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. Upon an Adviser's recommendation and for temporary defensive purposes or to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade fixed-income securities. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. An Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES

     The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers, and does not currently intend to invest in the non-U.S. dollar denominated securities described above. For this purpose, securities of non-U.S. issuers include American Depository Receipts (ADRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets;
(vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of non-U.S. bank deposits or other assets, establishment of exchange controls, the adoption of non-U.S. government restrictions, or other adverse political, social or diplomatic developments that could affect investment in non-U.S. issuers.

     Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.


BONDS

     The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities, as well as governments and other issuers to borrow money from investors. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 35% of its Managed Assets in securities of foreign issuers, including corporate debt securities of foreign issuers in accordance with the Fund's investment objective and policies as described in the Prospectus. See "Non-U.S. Securities" above.

     The Fund may also invest in corporate bonds that are generally used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The Fund may also invest in corporate bonds that are below investment grade quality. See "--High Yield Securities" below.

     The Fund's investments in bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.


STRUCTURED NOTES

     The Fund may use structured notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     An Adviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by an Adviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if an Adviser uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

NO INVERSE FLOATERS

     The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

HIGH YIELD SECURITIES


     Non-investment grade quality securities are sometimes referred to as "high yield" securities or "junk bonds." See also "--Split-Rated Securities."


     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.


     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Each Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on an Adviser's research and analysis when investing in high yield securities. Each Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's and S&P is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisers do not rely solely on credit ratings when selecting securities for the Fund, and develop their own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or an Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, an Adviser may consider such factors as an Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

COMMON STOCK

     The Fund does not intend to purchase common stock as part of its investment strategy. The Fund will have exposure to common stock risks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of the Fund's Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Common stock generally represents an ownership interest in an issuer. Although common stocks historically have generated higher average returns than debt securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund or to which it has exposure. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

SPLIT-RATED SECURITIES

     Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs or by an Adviser) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than securities without a split-rating.

CORPORATE LOANS

     The Fund may invest up to 20% of its Managed Assets in other debt instruments including corporate loans. Corporate loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 10% of the Fund's Managed Assets in illiquid securities, to the extent such corporate loans are deemed to be illiquid.


     Corporate loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a corporate loan results in a reduction in income to the Fund, a reduction in the value of the corporate loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of corporate loans and in the Fund's net asset value.

     The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans of borrowers that have filed for bankruptcy protection. Borrowers may have corporate loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as junk bonds.

     Corporate loans may not be rated at the time that the Fund purchases them. If a corporate loan is rated at the time of purchase, the Adviser responsible for the investment may consider the rating when evaluating the corporate loan but the Adviser responsible for the investment may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on an Adviser's credit analysis abilities. Because of the protective terms of most corporate loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted corporate loan than would be the case for most other types of defaulted debt securities. The values of corporate loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the assessment of the Adviser responsible for the investment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such corporate loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

     In the case of collateralized corporate loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a corporate loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the corporate loan. To the extent that a corporate loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized corporate loans involve a greater risk of loss. Some corporate loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of corporate loans, such as the Fund, including, under certain circumstances, invalidating such corporate loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     Information about most corporate loans is less readily available and reliable than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. The Adviser responsible for the investment may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting corporate loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser responsible for the investment.

     No active trading market currently exists for many corporate loans. Corporate loans are thus relatively illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of corporate loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. However, many corporate loans are of a large principal amount and are held by a large number of financial institutions. It is possible that this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing corporate loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain corporate loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for corporate loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of corporate loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of corporate loans that are considered highly leveraged transactions or subject such corporate loans to increased regulatory scrutiny, financial institutions may determine to sell such corporate loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a corporate loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the corporate loan may be adversely affected.

     Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of corporate loans. Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying in the corporate loan.

     The Fund may purchase participations in corporate loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a corporate loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the corporate loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and FundPreferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of an Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser responsible for the investment will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.


LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

     The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of preferred securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 75%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 75% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.


HEDGING TRANSACTIONS

     As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange risk. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments, and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described in this paragraph solely for purposes of hedging the Fund's portfolio risks.

         There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risks--Hedging Risks."

         Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

         Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

         When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable an Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of the Fund's portfolio allocated to that Adviser.

         Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 0.5% of the Fund's Managed Assets, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.


         Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Spectrum's judgment in this respect will be correct.


         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

         Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

         In a short sale against the box, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the short sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions. See "Tax Matters."

         Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         Credit Derivative Instruments. The Fund may purchase credit derivative instruments for purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a default contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

         Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


INTEREST RATE TRANSACTIONS

         In connection with the Fund's likely use of leverage through its sale of FundPreferred shares or Borrowings, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS



         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Spectrum or Froley, Revy or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.




                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:

Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board        Chairman and Director (since 1996)             141
333 West Wacker Drive                     and Trustee, 2002            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                      Nuveen Investments, LLC, Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.

_______________________________

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------
                                                                       Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management Inc.;
                                                                       Director (since 1996) of Institutional
                                                                       Capital Corporation; Chairman and
                                                                       Director (since 1999) of Rittenhouse
                                                                       Financial Services Inc.

Trustees who are not "interested persons" of the Fund:

James E.  Bacon***           2/27/31      Trustee, 2002                Treasurer, Cathedral of St. John the Devine     19
114 W.  47th St.                                                       (New York City) (since 1997); formerly,
New York, NY 10036                                                     Director of Lone Star Industries, Inc.,
                                                                       a manufacturer of cement, concrete and
                                                                       construction products (1992-1999);
                                                                       previously, Director and Executive Vice
                                                                       President of U.S. Trust Corporation and
                                                                       Trustee of United States Trust Company
                                                                       of New York.


William E.  Bennett         10/16/46      Trustee, 2002                Private Investor; previously,                   19
55 W.  Monroe                                                          President and Chief Executive
Chicago, IL 60606                                                      Officer, Draper & Kramer, Inc.,
                                                                       a private company that handles
                                                                       mortgage banking, real estate
                                                                       development, pension advisory
                                                                       and real estate management
                                                                       (1995 - 1998).




Jack B.  Evans**            10/22/48      Trustee, 2002                President, The Hall-Perrine                     19
115 Third Street, S.E.                                                 Foundation, a private philanthropic
Cedar Rapids, IA 52401                                                 corporation (since 1996); Director,
                                                                       Alliant Energy; Director and Vice
                                                                       Chairman, United Fire & Casualty
                                                                       Company; Director, Federal Reserve
                                                                       Bank of Chicago; formerly, President and
                                                                       Chief Operating Officer, SCI
                                                                       Financial Group, Inc., a regional
                                                                       financial services firm.



William L.  Kissick          7/29/32      Trustee, 2002                Professor Emeritus, School of Medicine          19
50 Johnson's Point                                                     and the Wharton School of Management and
Branford, CT 06405                                                     former Chairman, Leonard Davis
                                                                       Institute of Health Economics,
                                                                       University of Pennsylvania; Adjunct Professor,
                                                                       Health Policy and Management, Yale University.

Thomas E. Leafstrand        11/11/31      Trustee, 2002                Retired; previously, Vice President             19
412 W.  Franklin                                                       in charge of Municipal Underwriting
Wheaton, IL 60187                                                      and Dealer Sales at The Northern
                                                                       Trust Company.

Sheila W.  Wellington        2/24/32      Trustee, 2002                President (since 1993) of Catalyst (a           19
250 Park Avenue                                                        not-for-profit organization focusing
New York, NY 10003                                                     on women's leadership development in
                                                                       business and the professions).


** As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.


***Mr. Bacon is expected to retire from his position as a trustee of the Nuveen Funds on July 1, 2003 pursuant to the Funds' retirement policy.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Gifford R.  Zimmerman         9/9/56      Chief Administrative         Managing Director (since 2002), Assistant      141
333 West Wacker Drive                     Officer, 2002                Secretary and Associate General Counsel,
Chicago, IL 60606                                                      formerly, Vice President and Assistant General
                                                                       Counsel of Nuveen Investments, LLC; Managing
                                                                       Director (since 2002), General Counsel
                                                                       and Assistant Secretary, formerly, Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Managing
                                `                                      Director (since 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly, Vice President
                                                                       (since 2000), of Nuveen Asset Management Inc.;
                                                                       Assistant Secretary of Nuveen Investments, Inc.
                                                                       (since 1994); Chartered Financial Analyst.


Michael T. Atkinson           2/3/66      Vice President and           Vice President (since January 2002),           141
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2002                         (since 2000), previously, Associate
                                                                       of Nuveen Investments, LLC.

Peter H.  D'Arrigo          11/28/67      Vice President and           Vice President of Nuveen Investments, LLC      141
333 West Wacker Drive                     Treasurer, 2002              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); Vice
                                                                       President and Treasurer (since 1999)
                                                                       of Nuveen Investments, Inc.; Vice President
                                                                       and Treasurer of Nuveen Institutional Advisory
                                                                       Corp.; Chartered Financial Analyst.

Susan M. DeSanto              9/8/54      Vice President, 2002         Vice President of Nuveen Advisory              141
333 West Wacker Drive                                                  Corp. (since 2001); previously, Vice
Chicago, IL 60606                                                      President of Van Kampen Investment
                                                                       Advisory Corp. (since 1998); prior
                                                                       thereto, Assistant Vice President of
                                                                       Van Kampen Investment Advisory Corp.
                                                                       (since 1994).

Jessica R. Droeger           9/24/64      Vice President and           Vice President (since January 2002)            141
333 West Wacker Drive                     Secretary, 2002              and Assistant General Counsel (since
Chicago, IL 60606                                                      1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments,
                                                                       LLC; Vice President (since May 2002) and
                                                                       Assistant Secretary (since 1998), formerly
                                                                       Assistant Vice President, of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.

Lorna C.  Ferguson          10/24/45      Vice President, 2002         Vice President of Nuveen Investments, LLC;     141
333 West Wacker Drive                                                  Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                                      Corp. and Nuveen Institutional Advisory Corp.

William M.  Fitzgerald        3/2/64      Vice President, 2002         Managing Director (since 2002) of Nuveen       141
333 West Wacker Drive                                                  Investments, LLC; Managing Director (since
Chicago, IL 60606                                                      2001), formerly, Vice President of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp. (since 1995); Chartered
                                                                       Financial Analyst.

Stephen D. Foy               5/31/54      Vice President and           Vice President of Nuveen Investments, LLC      141
333 West Wacker Drive                     Controller, 2002             and (since 1993) Nuveen Investments, Inc.;
Chicago, IL 60606                                                      Certified Public Accountant.

David J. Lamb                3/22/63      Vice President, 2002         Vice President (since 2000) of                 141
333 West Wacker Drive                                                  Nuveen Investments, LLC, previously
Chicago, IL 60606                                                      Assistant Vice President (since
                                                                       1999); prior thereto, Associate
                                                                       of Nuveen Investments, LLC; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2002         Vice President (since 1999), previously        141
333 West Wacker Drive                                                  Assistant Vice President (since 1993)
Chicago, IL 60606                                                      of Nuveen Investments, LLC.

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            141
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2002                         Nuveen Investments, LLC; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;

                                       Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                    in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years                        Overseen by Officer
     ----------------   ---------       --------------------            ---------------                        -------------------
                                                                   Assistant Secretary of Nuveen Investments,
                                                                   Inc. and (since 1997) of Nuveen Asset
                                                                   Management Inc.

Edward F. Neild, IV     7/7/65       Vice President, 2002          Managing Director (since 2002)                     141
333 W. Wacker Drive                                                of Nuveen Investments, LLC;
Chicago, IL 60606                                                  Managing Director (since 1997), formerly
                                                                   Vice President (since 1996) of Nuveen
                                                                   Advisory Corp. and Nuveen Institutional
                                                                   Advisory Corp.; Chartered Financial
                                                                   Analyst.


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         William L. Kissick and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are James E. Bacon, William E. Bennett, Chair, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand.


         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, Chair, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington.


         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, William E. Bennett and Thomas E. Leafstrand.

         The valuation committee oversees the Fund's pricing procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are James E. Bacon, William E. Bennett and Thomas E. Leafstrand, Chair.


         The trustees of the Fund are also trustees of 8 Nuveen open-end funds and 11 Nuveen closed-end funds managed by NIAC. Mr. Schwertfeger also is a director or trustee, as the case may be, of 30 Nuveen open-end and 92 closed-end funds advised by Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.


         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:

                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                          ------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

James E. Bacon                               $0                                   $50,001 - $100,000

William E. Bennett                           $0                                   $10,001 - $50,000

Jack B. Evans                                $0                                     Over $100,000

William L. Kissick                           $0                                   $50,001 - $100,000

Thomas E. Leafstrand                         $0                                     Over $100,000

Sheila W. Wellington                         $0                                     Over $100,000


          No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, Spectrum, Froley, Revy, Salomon Smith Barney Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Nuveen, Spectrum, Froley, Revy or Salomon Smith Barney Inc.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R.  Schwertfeger            $    0                     $     0                      $      0

James E.  Bacon                      6,176                      48,800                        38,433

William E.  Bennett                  6,316                      53,050                        41,564

Jack B.  Evans                       6,246                      49,100                        19,357

William L.  Kissick                  6,176                      49,000                        18,000

Thomas E.  Leafstrand                6,316                      52,300                        20,542

Sheila W.  Wellington                6,176                      47,600                        37,403


____________________________


* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 7/31/2004, representing the Fund's first full fiscal year, for services to the Fund.


**Based on the compensation paid to the trustees for the one year period ending 12/31/02 for services to the open-end and closed-end funds advised by NIAC.

         The Fund has no employees. Its officers are compensated by NIAC or Nuveen Investments, Inc.

                                 INVESTMENT ADVISERS

         NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage, hedging and interest rate transactions. NIAC also is responsible for selection of the Fund's Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.

         NIAC serves as the investment adviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to other debt instruments.


         NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of exchange-traded funds as measured by number of funds (102) and fund assets under management (approximately $40 billion) as of January 31, 2003. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $80 billion in assets under management as of January 31, 2003. Nuveen Investments, Inc. is a publicly-traded company that is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.


          Deepak Gulrajani, Gunther Stein and Lenny Mason are the portfolio managers for NIAC responsible for investing the Fund's assets allocated to other debt instruments. Mr. Gulrajani is a Managing Director of NIAC. He also is the Director, Fixed Income Strategies, and a Principal of Symphony Asset Management, LLC ("Symphony"), a wholly owned subsidiary of Nuveen Investments, Inc. Mr. Stein is a Vice President of NIAC. He also has been lead portfolio manager for high yield strategies at Symphony since 1999. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a Vice President of NIAC. He also is a high yield portfolio manager at Symphony. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group.

          Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on The New York Stock Exchange and trades under the symbol "JNC."

          Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to preferred securities. As one of the leading managers of preferred securities in the U.S., Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum also serves as a sub-adviser for a large offshore fund. Spectrum, a registered investment adviser, commenced operations in 1987 and had approximately $6.2 billion in assets under management as of January 31, 2003.

          Spectrum is an independently managed wholly owned subsidiary of Principal Global Investors, LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $90 billion in combined assets worldwide as of January 31, 2003. As a subsidiary of Principal Global Investors, LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts.

          A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV is responsible for investing the portion of the Fund's assets allocated to preferred securities.

          Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Lieb is responsible for business development of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a founder, director and partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and continual development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolio for institutional clients, general hedging strategies, and market strategies employed by the firm. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. Mr. Lieb has a B.A. in economics from Central Connecticut State College and an M.B.A. in finance from the University of Hartford.

          Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was employed by Goldman Sachs & Co. for nearly 18 years. A general partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. Mr. Sussman was a limited partner at Goldman Sachs from December 1994 through November 1996. He has a B.S. in industrial relations and an M.B.A. in finance from Cornell University.

          Mr. Jacoby is a Senior Vice President of Spectrum. He joined Spectrum in 1995 as a Portfolio Manager. Previously, Mr. Jacoby worked as a senior investment officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby has a B.S. in finance from Boston University.

          Froley, Revy, 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to convertible securities. Froley, Revy specializes in the management of convertible securities. Froley, Revy commenced operations in 1975 and had approximately $2 billion in assets under management as of January 31, 2003.

         Froley, Revy is an independently managed wholly owned subsidiary of First Republic Bank, which is a publicly-traded commercial bank and wealth management firm. Collectively, subsidiaries and affiliates of First Republic Bank, including Froley, Revy, managed approximately $6 billion in combined assets as of January 31, 2003.


         Andrea Revy O,Connell and Michael Revy are the portfolio managers at Froley, Revy responsible for investing the portion of the Fund's assets allocated to convertible securities. Ms. O'Connell is President and Chief Executive Officer of Froley, Revy and has been Managing Director and a Principal of Froley, Revy since 1994. Mr. Revy is a Senior Vice President, Senior Portfolio Manager and a Managing Director of Froley, Revy and is responsible for the development and co-management of Froley, Revy's convertible arbitrage product. Before joining Froley, Revy in 2002, Mr. Revy was a private banker at Wechsler & Co., Inc. since 1998, and prior thereto worked for Lehman Brothers for six years in that firm's convertible bond group.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets                                        Management
                                                                        Fee
                                                                        ---
Up to $500 million..................................................   .9000%
$500 million to $1 billion..........................................   .8750%
$1 billion to $1.5 billion..........................................   .8500%
$1.5 billion to $2.0 billion........................................   .8250%
Over $2.0 billion...................................................   .8000%

         If the Fund utilizes leverage through the issuance of FundPreferred shares in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

Net Assets Attributable to Common Shares                            Management
----------------------------------------                                Fee
                                                                        ---

Up to $500 million ....................................................1.3500%
$500 million to $1 billion ............................................1.3125%
$1 billion to $1.5 billion ............................................1.2750%
$1.5 billion to $2.0 billion ..........................................1.2375%
Over $2.0 billion .....................................................1.2000%

         Pursuant to investment subadvisory agreements between NIAC and each of the Subadvisers, each Subadviser will receive from NIAC a management fee equal to 40% of the management fee payable by the Fund to NIAC (net of the reimbursements described below) with respect to the Subadviser's allocation of Managed Assets up to the first $500 million of the average daily Managed Assets of the Fund allocated to that Subadviser and 35% thereafter.

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                          Percentage                               Percentage
                          Reimbursed                               Reimbursed
                       (as a percentage                         (as a percentage
Year Ending               of Managed          Year Ending          of Managed
 March 31                    Assets)           March 31               Assets)
 ------------             ------------       ------------          ------------
    2003(1)                  0.32%              2008                   0.32%
    2004                     0.32%              2009                   0.24%
    2005                     0.32%              2010                   0.16%
    2006                     0.32%              2011                   0.08%
    2007                     0.32%

_______________

(1)      From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2011.


         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreements (the "management agreements") will remain in effect until August 1, 2004. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. Each investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or the Subadviser party thereto upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, Spectrum, Froley, Revy and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in June 2002, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreements, the independent trustees reviewed materials previously furnished by Spectrum in May, 2002, including information regarding Spectrum, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed materials furnished by Froley, Revy, including information regarding Froley, Revy, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC, Spectrum and Froley, Revy, the proposed fees to be charged by NIAC, Spectrum and Froley, Revy for investment management services, the profitability to NIAC, Spectrum and Froley, Revy of their relationships with the Fund, fall-out benefits to NIAC, Spectrum and Froley, Revy from that relationship, economies of scale achieved by NIAC, Spectrum and Froley, Revy, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC, Spectrum and Froley, Revy and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees discussed with representatives of NIAC, Spectrum and Froley, Revy the Fund's operations and each of NIAC's, Spectrum's and Froley, Revy's ability to provide advisory and other services to the Fund.

         The Fund, NIAC, Nuveen, Spectrum, Froley, Revy, Salomon Smith Barney Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen, Spectrum, and Froley, Revy can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, each Adviser, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund and the negotiation of brokerage commissions to be paid. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         NIAC

         NIAC, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.


         With respect to interests in corporate loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which NIAC will negotiate on behalf of the Fund, although a more developed market may exist for certain corporate loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. NIAC will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in corporate loans until maturity or prepayment of the corporate loan, the illiquidity of many corporate loans may restrict the ability of NIAC to locate in a timely manner persons willing to purchase the Fund's interests in corporate loans at a fair price should the Fund desire to sell such interests. See "Risks" in the Prospectus.


         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and ask price. It is the policy of NIAC to seek the best execution under the circumstances of each trade. NIAC evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NIAC's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NIAC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NIAC's own research efforts, the receipt of research information is not expected to reduce significantly NIAC's expenses. While NIAC will be primarily responsible for the placement of the business of the Fund, the policies and practices of NIAC in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         NIAC may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, NIAC seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NIAC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         Spectrum

         In selecting a broker to execute each particular transaction for which it is responsible, Spectrum will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis.

         Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the

Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

       The cost of the brokerage commissions to the Fund in any transaction (other than those effected by Spectrum) may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Spectrum shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of having caused the Fund to pay a broker (other than Spectrum) that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Spectrum determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Spectrum's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Spectrum and is available for the benefit of other accounts advised by Spectrum and its affiliates, and not all of the information will be used in connection with the Fund. Although this information may be useful in varying degrees and may tend to reduce Spectrum's expenses, it is not possible to estimate its value and in the opinion of Spectrum it does not reduce expenses in a determinable amount. The extent to which Spectrum makes use of statistical, research and other services furnished by brokers is considered by Spectrum in the allocation of brokerage business but there is no formula by which such business is allocated. Spectrum does so in accordance with its judgement of the best interests of the Fund and its shareholders. Spectrum may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to them for which they would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Spectrum may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

       Certain other clients of Spectrum may have investment objectives and policies similar to those of the Fund. Spectrum may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Spectrum to allocate advisory recommendations and the placing of orders in a manner that each deems equitable to the accounts involved, including the Fund. When two or more of the clients of Spectrum (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

       Froley, Revy

       It is the policy of Froley, Revy to secure the execution of orders on its portfolio transactions in an effective manner at the most favorable price. Pursuant to its agreement with the Fund, Froley, Revy determines, subject to the general supervision of the Board of Trustees and in accordance with the Fund's investment objectives, policies and restrictions, which securities are to be purchased and sold and which brokers are to be eligible to execute its portfolio transactions. It is not the policy of Froley, Revy to deal solely with one broker, but it is Froley, Revy's intention to place portfolio transactions with those brokers which provide the most favorable combination of price, execution and services to the Fund. Research services are a factor in selection of brokers, but payment in excess of brokerage commissions charged by other brokers is made in recognition of research services. The reasonableness of brokerage commissions is evaluated by comparison to fees charged by other brokers where the execution and services are comparable.

                                  DISTRIBUTIONS

Level Rate Dividend Policy

         Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. The net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders, or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected net investment income and the amount of the expenses and dividend rates on the outstanding FundPreferred shares.

         To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

Managed Dividend Policy

     In June 2002, NIAC, on behalf of itself and certain funds, filed an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of the Managed Dividend Policy. The application will be amended to include the Fund as a party. If, and when, NIAC, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.

     Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed amount to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying any accrued dividends or making any redemption or liquidation payments with respect to FundPreferred Shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund's final distribution for each calendar year would include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year.


         If, for any calendar year, the Fund's total distributions exceeded net investment income and net realized capital gain (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

         There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Trustees will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

         In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.


         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and FundPreferred shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of FundPreferred shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "Use of Leverage."

         While any FundPreferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the FundPreferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding FundPreferred shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to such distributions. See "FundPreferred Shares" below.


         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds." Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Use of Leverage" and "The Fund's Investments."


FUNDPREFERRED SHARES

         The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

         The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 33 1/3% of the Fund's capital immediately after the time the FundPreferred shares are issued) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. The Board has stated that the initial series of FundPreferred shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the FundPreferred shares will be as stated below.

         Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be approximately 33 1/3% of the value of the Fund's total net assets. The Fund intends to purchase or redeem FundPreferred shares, if necessary, to keep that fraction below one-half.

         Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's trustees, holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding FundPreferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

        The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of the FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of FundPreferred shares or Borrowings.
The terms of the FundPreferred shares and, if authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.



         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued
FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS


         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.


         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.


         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).


     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS


         Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Because Spectrum does not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the Dividends Received Deduction, any corporate shareholder who otherwise would qualify for the Dividends Received Deduction should assume that dividends paid to it out of the Fund generally will not qualify for the Dividends Received Deduction.


         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.


        The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.


         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS


         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.


FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.


RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 30% for 2003, and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS


         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.


         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.


         Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding," above. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.


         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

BUSH DIVIDEND PROPOSAL

         The Bush Administration has announced a proposal to reduce or eliminate taxes on dividends; however, many details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Prospects for this, or any other dividend tax reduction or elimination proposal, are unclear. There is no guarantee any proposal will become law. Accordingly, it is not possible to evaluate how this, or any other, proposal might affect the taxation of dividends to the Common Shareholders.


REGULATIONS ON "REPORTABLE TRANSACTIONS"

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services;

publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the Merril Lynch Hybrid Preferred Securities Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government Bond Index, the NAREIT Equity REIT Index, the Lehman Brothers High Yield Index, the Lehman Brothers Credit Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                   ERV = P(1+T)/n/

         Where:      P = a hypothetical initial payment of $1,000
                     T = average annual total return
                     n = number of years
                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                  ATV/D/ = P(1+T)/n/

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return (after taxes on distributions and redemption) n = number of years
                  ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2 [( a-b/cd +1)/6/ - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends
                     d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. See Appendix B for additional performance related and comparative information.

                                     EXPERTS


         The Financial Statements of the Fund as of March 3, 2003, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.



                          CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder of
Nuveen Preferred and Convertible Income Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Preferred and Convertible Income Fund (the "Fund") as of March 3, 2003
and the related statement of operations for the period from January 27, 2003 (date of organization) through March 3, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the Fund at March 3, 2003, and the results of its operations for the period from January 27, 2003 (date of organization) through March 3, 2003, in conformity with accounting principles generally accepted in the United States.


                                      /s/ ERNST & YOUNG LLP

Chicago, Illinois
March 4, 2003

                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND
                              FINANCIAL STATEMENTS

                  Nuveen Preferred and Convertible Income Fund
                       Statement of Assets and Liabilities
                                  March 3, 2003



Assets:
    Cash...............................................................   $  100,275
    Offering costs.....................................................      987,600
    Receivable from Adviser............................................       11,500
                                                                          ----------
       Total assets....................................................    1,099,375
                                                                          ----------

Liabilities:
    Accrued offering costs.............................................      987,600
    Payable for organization costs.....................................       11,500
                                                                          ----------
       Total liabilities...............................................      999,100
                                                                          ----------
FundPreferred Shares, $25,000 liquidation value; unlimited number of
    shares authorized, no shares outstanding...........................            -
                                                                          ----------

Net assets applicable to Common Shares.................................   $  100,275
                                                                          ==========

Net asset value per Common Share outstanding ($100,275 divided
    by 7,000 Common Shares outstanding)................................   $   14.325
                                                                          ==========
Net Assets Applicable to Common Shares Represent:
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 7,000 shares outstanding............................   $       70
    Paid-in surplus....................................................      100,205
                                                                          ----------
                                                                          $  100,275
                                                                          ==========

                  NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND

                             Statement of Operations
  Period from January 27, 2003 (date of organization) through March 3, 2003

Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................ $ 11,500
   Expense reimbursement.............................................  (11,500)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on January 27, 2003, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc. has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common Share offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund's primary investment objective is high current income.

The Fund is authorized by its Declaration of Trust to issue FundPreferred shares having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. If the Fund offers FundPreferred shares, the offering costs will be borne by Common Shareholders as a direct reduction to paid-in capital.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.9000% of the first $500 million of the average daily net assets (including net assets attributable to FundPreferred shares and the principal amount of borrowings ("Managed Assets")) to 0.8000% of the average daily Managed Assets in excess of $2 billion.

In addition to the reimbursement and waiver of organization and Common Share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% in year 6, .16% in year 7 and .08% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2011.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any realized capital gains from investment transactions.

                                   APPENDIX A

                             Ratings of Investments


         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:


         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

                  AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C

                  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  C

                  The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  p

                  The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  *

                  Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  r

                  The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R.

                  Not rated.

                  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  Bond Investment Quality Standards

                  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                  Short-Term Issue Credit Ratings

                  Notes

                  A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                       . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                       . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION


          As of January 31, 2003, investment-grade quality taxable preferred securities, as well as convertible securities generally, offered attractive yields to maturity when compared with other fixed-income investments. At least 80% of the Fund's portfolio will be invested in investment-grade quality taxable preferred securities and in investment-grade and non-investment grade quality convertible securities.



                            [BAR CHART APPEARS HERE]

Attractive  Yields to Maturity
As of 1/31/03                       Yield
Taxable Preferred Securities        7.03%
Convertible Securities              4.87%
Corporate Bonds                     4.89%
Gov't Bonds                         3.25%

Source: Merrill Lynch, Lehman Brothers, Bloomberg

Please see the paragraph below for more information on the indexes used. All yields shown are as of January 31, 2003. It is not possible to invest directly in any of these indexes. The Fund differs from any of these indexes in several important respects. The Fund will invest in more than one asset class. The taxable preferred securities index consists only of exchange-traded preferred securities, while the Fund may invest in over-the-counter preferred securities. The convertible securities index consists only of companies operating in the U.S., while the Fund may invest in securities of non-U.S. operating companies. The Fund likely will use leverage, although there is no assurance leverage will be used. Leverage carries some risks. Unlike an index, the Fund will charge management fees and expenses. The yields shown here are for comparison purposes only, and none of these yields is intended to be predictive of the future yields of these asset classes or of the Fund.

For the charts and graphs in this Appendix B, convertible securities are represented by the Merrill Lynch All U.S. Convertibles Index, which consists of approximately 575 securities with par values greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S. Taxable preferred securities are represented by the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity. Government bonds are represented by the Lehman Brothers Government Bond Index, an unmanaged index that includes all public obligations of the U.S. Treasury and all publicly-issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government, excluding foreign-targeted issues. Corporate bonds are represented by the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly-issued, fixed rate, non-convertible, investment-grade, dollar-denominated SEC-registered corporate debt having at least one year to maturity and an outstanding par value of $100 million. High-yield bonds are represented by the CSFB High Yield Index, which includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. The S&P 500 is an unmanaged index of 500 large-capitalization, publicly-traded common stocks representing various industries.

Looking for Attractive Yields from Quality Preferred Securities

The Fund will invest at least 50% of its assets in preferred securities. Spectrum, the Fund's preferred securities subadviser, will invest in preferred securities that, at the time of investment, are of investment-grade quality. Spectrum believes there is a potential advantage in seeking higher yields by investing in the subordinated preferred securities of solidly-rated issuers rather than the senior debt of the same companies.

Preferred Securities May Offer Attractive Yields Relative to the Yields of Bonds Issued by the Same Company






                                                                    Same         Same      Yield
                                                                Company's    Company's    Pick-up
(as of 1/31/03)                     Preferred        Preferred    10-Year      10-Year   (in basis
Security                      Security Rating   Security Yield  Bond Rating  Bond Yield   points)
--------------------------------------------------------------------------------------------------
Citigroup                           Aa2             7.20%           Aa1         4.62%        258
Harris Bankcorp                      A1             7.57%            AA-        5.11%        246
Hartford Financial Services          A3             7.65%            A2         5.20%        245
HRPT Properties Trust              Baa3             9.36%          Baa2         5.87%        349
National Australia Bank              A2             7.87%            A1         4.64%        323
US Bancorp                           A1             7.22%           Aa3         4.66%        256
--------------------------------------------------------------------------------------------------
Source: Bloomberg

This table is for illustrative purposes only, and is designed to highlight one of the criteria Spectrum may use when evaluating securities for the Fund. Spectrum will use other criteria as well when selecting the Fund's investments. There can be no assurance the Fund will or will not invest in the securities of any of the companies shown here. Yields on these securities do not represent the yield on the Fund's Common Shares. This is not a recommendation to purchase any of these securities.

An Income Fund Positioned For
Enhanced Total Return
If Stock Prices or Interest Rates Rise

Relatively High Correlation Between Equities and Convertible Securities May Lead to Enhanced Fund Total Return if Equity Prices Rise

Historically, convertible securities have shown relatively high return correlations with common stocks. We believe that adding convertible securities to a portfolio of non-convertible fixed-income investments has the potential to enhance the total return of the portfolio over time if equity prices rise.

                            [BAR CHART APPEARS HERE]

Stocks and Convertible Securities Have Had a Relatively High Return Correlation

January 1998 - January 2003
Correlation of Returns with the S&P 500

S&P 500                           1.00
Convertible Securities            0.77
High Yield Bonds                  0.47
Corporate Bonds                  (0.09)
Taxable Preferred Securities     (0.12)
Government Bonds                 (0.41)

Source: Merrill Lynch, Lehman Brothers, Ibbotson Associates

Please see the third paragraph on page 1 of this Appendix B for more information on the indexes used. Correlation coefficients are based on monthly return data from January 1998 through January 2003. Past correlations are not necessarily predictive of future correlations between any of these asset classes, or between the asset classes and the Fund. It is not possible to invest directly in any of these indexes.

Convertible Securities May Enhance the Fund's Total Return Even if Interest Rates Rise

Over the past 15 years, the returns of convertible securities have performed much more consistently in both rising and falling interest rate environments than most non-convertible fixed-income investments. If this historical pattern persists, the inclusion of convertible securities in the Fund's portfolio may provide opportunities for enhanced total return regardless of the future direction of interest rates.

                            [BAR CHART APPEARS HERE]

Historically, Convertible Securities have been less sensitive to Interest Rate Changes than Bonds.

January 1988 - January 2003
Average Annual Returns

                                                                               Taxable
      Convertible             Corporate                Government             Preferred
      Securities                Bonds                    Bonds                Securities
   Jan-88     0.02666     Jan-88     0.0392        Jan-88     0.0327
   Feb-88     0.04216     Feb-88     0.0137        Feb-88     0.0107
   Mar-88     0.00503     Mar-88    -0.0086        Mar-88    -0.0103
   Apr-88     0.01165     Apr-88    -0.0071        Apr-88    -0.0053
   May-88    -0.00258     May-88    -0.0054        May-88    -0.0071
   Jun-88     0.03652     Jun-88     0.0239        Jun-88     0.0221
   Jul-88    -0.00298     Jul-88    -0.0023        Jul-88    -0.0068
   Aug-88    -0.01715     Aug-88     0.0042        Aug-88      0.002
   Sep-88     0.01635     Sep-88     0.0216        Sep-88     0.0218
   Oct-88      0.0073     Oct-88     0.0175        Oct-88     0.0176
   Nov-88    -0.01692     Nov-88    -0.0096        Nov-88    -0.0118
   Dec-88     0.01699     Dec-88     0.0027        Dec-88     0.0038
   Jan-89     0.04135     Jan-89     0.0148        Jan-89     0.0127
   Feb-89     0.00676     Feb-89    -0.0056        Feb-89    -0.0081
   Mar-89     0.00857     Mar-89     0.0029        Mar-89     0.0061
   Apr-89     0.02607     Apr-89     0.0203        Apr-89     0.0214
   May-89     0.02015     May-89     0.0273        May-89     0.0236
   Jun-89     0.00072     Jun-89     0.0296        Jun-89     0.0334
   Jul-89       0.022     Jul-89     0.0194        Jul-89     0.0211
   Aug-89     0.02382     Aug-89    -0.0108        Aug-89    -0.0168
   Sep-89    -0.00532     Sep-89     0.0046        Sep-89     0.0043
   Oct-89    -0.03379     Oct-89      0.023        Oct-89     0.0259
   Nov-89     0.00722     Nov-89     0.0069        Nov-89     0.0097
   Dec-89     0.00245     Dec-89     0.0011        Dec-89     0.0017
   Jan-90    -0.03852     Jan-90    -0.0125        Jan-90    -0.0142
   Feb-90     0.01029     Feb-90     0.0029        Feb-90      0.002
   Mar-90     0.01843     Mar-90     0.0009        Mar-90    -0.0002
   Apr-90    -0.01783     Apr-90    -0.0104        Apr-90    -0.0088
   May-90     0.05097     May-90     0.0323        May-90     0.0279
   Jun-90     0.00156     Jun-90     0.0171        Jun-90     0.0158
   Jul-90    -0.01495     Jul-90     0.0113        Jul-90     0.0128
   Aug-90    -0.06517     Aug-90    -0.0159        Aug-90    -0.0139
   Sep-90    -0.03996     Sep-90     0.0046        Sep-90     0.0096
   Oct-90    -0.04929     Oct-90     0.0045        Oct-90     0.0163
   Nov-90     0.05607     Nov-90     0.0206        Nov-90     0.0222
   Dec-90     0.02454     Dec-90     0.0141        Dec-90     0.0155
   Jan-91     0.05124     Jan-91     0.0127        Jan-91     0.0107
   Feb-91     0.07895     Feb-91     0.0171        Feb-91     0.0057
   Mar-91      0.0276     Mar-91     0.0123        Mar-91     0.0051
   Apr-91     0.01599     Apr-91      0.013        Apr-91      0.011
   May-91     0.03193     May-91     0.0069        May-91     0.0039
   Jun-91    -0.02743     Jun-91    -0.0001        Jun-91    -0.0014
   Jul-91      0.0235     Jul-91     0.0144        Jul-91     0.0119
   Aug-91     0.03323     Aug-91     0.0226        Aug-91     0.0232
   Sep-91     0.00183     Sep-91     0.0206        Sep-91      0.021
   Oct-91     0.01646     Oct-91     0.0095        Oct-91     0.0088
   Nov-91    -0.01427     Nov-91     0.0098        Nov-91       0.01
   Dec-91     0.04935     Dec-91     0.0327        Dec-91     0.0341
   Jan-92     0.04487     Jan-92    -0.0125        Jan-92    -0.0156
   Feb-92     0.02742     Feb-92     0.0096        Feb-92     0.0039
   Mar-92     -0.0063     Mar-92    -0.0043        Mar-92    -0.0058
   Apr-92     0.01369     Apr-92      0.005        Apr-92     0.0063
   May-92     0.01769     May-92     0.0223        May-92     0.0185
   Jun-92    -0.01178     Jun-92     0.0156        Jun-92     0.0143
   Jul-92       0.032     Jul-92     0.0267        Jul-92     0.0252
   Aug-92    -0.00252     Aug-92     0.0078        Aug-92     0.0093
   Sep-92     0.02069     Sep-92     0.0121        Sep-92     0.0141
   Oct-92     0.00259     Oct-92    -0.0178        Oct-92    -0.0144
   Nov-92     0.02837     Nov-92     0.0016        Nov-92    -0.0017
   Dec-92     0.03049     Dec-92     0.0185        Dec-92     0.0168
   Jan-93     0.03228     Jan-93     0.0233        Jan-93     0.0213
   Feb-93     0.00739     Feb-93      0.023        Feb-93       0.02
   Mar-93     0.03813     Mar-93     0.0035        Mar-93     0.0033
   Apr-93    -0.00576     Apr-93     0.0077        Apr-93     0.0077
   May-93     0.02286     May-93     0.0012        May-93    -0.0011
   Jun-93     0.00656     Jun-93     0.0243        Jun-93     0.0222
   Jul-93     0.00372     Jul-93     0.0072        Jul-93     0.0061
   Aug-93     0.02817     Aug-93     0.0249        Aug-93     0.0223
   Sep-93      0.0099     Sep-93     0.0024        Sep-93     0.0038
   Oct-93     0.02456     Oct-93      0.005        Oct-93     0.0038
   Nov-93    -0.01384     Nov-93    -0.0123        Nov-93     -0.011
   Dec-93     0.01524     Dec-93     0.0059        Dec-93     0.0039
   Jan-94      0.0261     Jan-94     0.0194        Jan-94     0.0137
   Feb-94    -0.01266     Feb-94    -0.0236        Feb-94    -0.0212
   Mar-94    -0.04131     Mar-94    -0.0307        Mar-94    -0.0225
   Apr-94    -0.01962     Apr-94    -0.0096        Apr-94    -0.0079
   May-94    -0.00031     May-94    -0.0037        May-94    -0.0013
   Jun-94     -0.0113     Jun-94    -0.0025        Jun-94    -0.0023
   Jul-94     0.01775     Jul-94     0.0253        Jul-94     0.0184
   Aug-94     0.02586     Aug-94     0.0011        Aug-94     0.0002
   Sep-94    -0.01277     Sep-94    -0.0186        Sep-94    -0.0141
   Oct-94     0.00352     Oct-94    -0.0023        Oct-94    -0.0007
   Nov-94    -0.03054     Nov-94    -0.0016        Nov-94    -0.0018
   Dec-94      -0.004     Dec-94     0.0083        Dec-94     0.0061
   Jan-95     0.00718     Jan-95     0.0212        Jan-95     0.0186
   Feb-95     0.03126     Feb-95     0.0288        Feb-95     0.0215
   Mar-95     0.02715     Mar-95     0.0082        Mar-95     0.0063
   Apr-95     0.02086     Apr-95     0.0169        Apr-95     0.0131
   May-95     0.02761     May-95     0.0471        May-95     0.0403
   Jun-95     0.03413     Jun-95      0.009        Jun-95     0.0077
   Jul-95     0.03382     Jul-95    -0.0044        Jul-95    -0.0037
   Aug-95     0.01465     Aug-95     0.0161        Aug-95     0.0117
   Sep-95     0.01301     Sep-95     0.0118        Sep-95     0.0096
   Oct-95    -0.02719     Oct-95      0.013        Oct-95     0.0152
   Nov-95     0.03836     Nov-95     0.0191        Nov-95     0.0156
   Dec-95      0.0037     Dec-95     0.0165        Dec-95     0.0142
   Jan-96     0.03083     Jan-96     0.0065        Jan-96     0.0061
   Feb-96     0.02258     Feb-96    -0.0238        Feb-96    -0.0204
   Mar-96     0.01044     Mar-96    -0.0085        Mar-96    -0.0083
   Apr-96     0.01859     Apr-96    -0.0083        Apr-96    -0.0064
   May-96      0.0221     May-96    -0.0018        May-96    -0.0017
   Jun-96    -0.01481     Jun-96     0.0147        Jun-96     0.0129
   Ju1-96     -0.0426     Jul-96     0.0019        Jul-96     0.0025
   Aug-96     0.03857     Aug-96    -0.0031        Aug-96    -0.0022
   Sep-96     0.02753     Sep-96     0.0212        Sep-96     0.0166
   Oct-96     0.01206     Oct-96     0.0273        Oct-96      0.022
   Nov-96     0.03379     Nov-96     0.0214        Nov-96     0.0174
   Dec-96    -0.00735     Dec-96    -0.0138        Dec-96    -0.0102
   Jan-97     0.02914     Jan-97     0.0014        Jan-97     0.0011
   Feb-97    -0.00373     Feb-97     0.0042        Feb-97     0.0014       Feb-97      0.01257
   Mar-97    -0.02146     Mar-97    -0.0156        Mar-97    -0.0106       Mar-97     -0.00814
   Apr-97     0.00909     Apr-97     0.0152        Apr-97     0.0144       Apr-97      0.01174
   May-97     0.05073     May-97     0.0113        May-97     0.0086       May-97      0.01133
   Jun-97     0.03137     Jun-97     0.0142        Jun-97     0.0112       Jun-97      0.01048
   Jul-97     0.05709     Jul-97     0.0366        Jul-97     0.0284       Jul-97      0.02008
   Aug-97    -0.00542     Aug-97    -0.0148        Aug-97    -0.0099       Aug-97     -0.00067
   Sep-97     0.04623     Sep-97     0.0175        Sep-97      0.015       Sep-97      0.01666
   Oct-97    -0.01926     Oct-97     0.0127        Oct-97     0.0173       Oct-97     -0.00427
   Nov-97     0.00042     Nov-97     0.0056        Nov-97     0.0051       Nov-97      0.01521
   Dec-97     0.00978     Dec-97     0.0106        Dec-97     0.0105       Dec-97      0.01171
   Jan-98     0.00308     Jan-98     0.0119        Jan-98      0.015       Jan-98      0.00799
   Feb-98     0.04428     Feb-98    -0.0003        Feb-98    -0.0027       Feb-98      0.00058
   Mar-98     0.03676     Mar-98     0.0037        Mar-98     0.0028       Mar-98     -0.00236
   Apr-98     0.00628     Apr-98     0.0063        Apr-98     0.0045       Apr-98       0.0018
   May-98    -0.02209     May-98     0.0119        May-98     0.0103       May-98      0.00795
   Jun-98     0.00844     Jun-98     0.0074        Jun-98     0.0114       Jun-98      0.01056
   Jul-98    -0.01588     Jul-98    -0.0009        Jul-98     0.0015       Jul-98      0.00691
   Aug-98     -0.1149     Aug-98     0.0047        Aug-98      0.026       Aug-98      0.00509
   Sep-98     0.01996     Sep-98     0.0324        Sep-98      0.027       Sep-98      0.00975
   Oct-98     0.02583     Oct-98    -0.0154        Oct-98    -0.0034       Oct-98      0.00589
   Nov-98     0.04777     Nov-98     0.0188        Nov-98     0.0003       Nov-98      0.00809
   Dec-98     0.05851     Dec-98     0.0029        Dec-98     0.0022       Dec-98      0.00902
   Jan-99     0.04933     Jan-99     0.0099        Jan-99     0.0058       Jan-99      0.00533
   Feb-99    -0.03494     Feb-99    -0.0237        Feb-99    -0.0238       Feb-99     -0.00003
   Mar-99     0.04138     Mar-99     0.0071        Mar-99     0.0039       Mar-99      0.00341
   Apr-99     0.04059     Apr-99     0.0029        Apr-99     0.0023       Apr-99      0.00683
   May-99    -0.00505     May-99    -0.0134        May-99    -0.0088       May-99      0.00219
   Jun-99     0.03686     Jun-99    -0.0052        Jun-99     -0.002       Jun-99     -0.00301
   Jul-99    -0.00639     Jul-99    -0.0055        Jul-99    -0.0015       Jul-99     -0.00751
   Aug-99     -0.0126     Aug-99    -0.0024        Aug-99          0       Aug-99      0.00284
   Sep-99     0.00658     Sep-99     0.0109        Sep-99     0.0081       Sep-99     -0.00436
   Oct-99      0.0392     Oct-99     0.0046        Oct-99     0.0016       Oct-99      0.00167
   Nov-99     0.05792     Nov-99     0.0011        Nov-99    -0.0014       Nov-99     -0.01964
   Dec-99     0.13546     Dec-99    -0.0053        Dec-99    -0.0065       Dec-99     -0.03464
   Jan-00    -0.00024     Jan-00    -0.0035        Jan-00     0.0014       Jan-00      0.02401
   Feb-00     0.08413     Feb-00     0.0093        Feb-00     0.0142       Feb-00     -0.01312
   Mar-00    -0.00142     Mar-00     0.0085        Mar-00     0.0176       Mar-00       0.0212
   Apr-00    -0.06896     Apr-00    -0.0088        Apr-00    -0.0028       Apr-00      0.00994
   May-00    -0.04331     May-00    -0.0037        May-00     0.0006       May-00      0.00156
   Jun-00     0.05148     Jun-00     0.0251        Jun-00     0.0178       Jun-00      0.03199
   Jul-00    -0.02967     Jul-00     0.0121        Jul-00     0.0097       Jul-00      0.02224
   Aug-00     0.07681     Aug-00      0.013        Aug-00     0.0148       Aug-00      0.02227
   Sep-00    -0.03263     Sep-00     0.0053        Sep-00     0.0028       Sep-00      0.00985
   Oct-00    -0.03912     Oct-00      0.001        Oct-00     0.0096       Oct-00      0.00062
   Nov-00    -0.11953     Nov-00      0.013        Nov-00     0.0197       Nov-00      0.01825
   Dec-00     0.03828     Dec-00     0.0194        Dec-00     0.0199       Dec-00      0.01651
   Jan-01      0.0622     Jan-01     0.0274        Jan-01     0.0101       Jan-01      0.01172
   Feb-0l     -0.0751     Feb-0l     0.0087        Feb-0l     0.0114       Feb-0l      0.00606
   Mar-0l    -0.04329     Mar-0l     0.0062        Mar-0l     0.0035       Mar-0l      0.00885
   Apr-0l     0.06711     Apr-0l    -0.0036        Apr-0l    -0.0102       Apr-0l     -0.00202
   May-0l    -0.00624     May-0l     0.0092        May-0l     0.0033       May-0l       0.0126
   Jun-01    -0.01578     Jun-01     0.0051        Jun-01     0.0046       Jun-01      0.01351
   Jul-0l    -0.01439     Jul-0l     0.0261        Jul-0l      0.024       Jul-0l      0.00687
   Aug-0l    -0.01765     Aug-0l     0.0134        Aug-0l     0.0124       Aug-0l      0.01255
   Sep-01    -0.05967     Sep-01    -0.0015        Sep-01     0.0174       Sep-01     -0.00543
   Oct-0l     0.02056     Oct-01     0.0248        Oct-0l     0.0258       Oct-0l       0.0102
   Nov-01     0.02676     Nov-01    -0.0087        Nov-01    -0.0224       Nov-01      0.00547
   Dec-01     0.02104     Dec-01    -0.0069        Dec-01    -0.0087       Dec-01      0.00599
   Jan-02     -0.0158     Jan-02     0.0085        Jan-02     0.0065       Jan-02      0.00687
   Feb-02    -0.02836     Feb-02     0.0076        Feb-02     0.0092       Feb-02      0.00143
   Mar-02      0.0359     Mar-02    -0.0185        Mar-02    -0.0217       Mar-02      -0.0106
   Apr-02    -0.01455     Apr-02     0.0139        Apr-02     0.0238       Apr-02      0.00849
   May-02    -0.00873     May-02     0.0132        May-02      0.006       May-02       0.0061
   Jun-02    -0.05417     Jun-02     0.0016        Jun-02      0.014       Jun-02      0.00334
   Jul-O2    -0.05991     Jul-02    -0.0005        Jul-02      0.022       Jul-O2     -0.00084
   Aug-O2     0.01242     Aug-O2     0.0259        Aug-O2     0.0198       Aug-02      0.02401
   Sep-02    -0.03525     Sep-02      0.019        Sep-02     0.0234       Sep-02      0.01127
   Oct-O2      0.0223     Oct-02    -0.0116        Oct-02     -0.008       Oct-02     -0.01984
   Nov-02     0.07212     Nov-02      0.013        Nov-02    -0.0086       Nov-02       0.0183
   Dec-02    -0.00753     Dec-02     0.0295        Dec-02     0.0242       Dec-02      0.01388
   Jan-03     0.01608     Jan-03     0.0032        Jan-03    -0.0025       Jan-03      0.01106

Rising Rate Environment
     Convertible Securities                           0.137634
     Corporate Bonds                                  0.014408
     Government Bonds                                 0.011977
     Taxable Preferred Securities                     0.007711

Falling Rate Environment
     Convertible Securities                           0.0915
     Corporate Bonds                                  0.11881
     Government Bonds                                 0.111872
     Taxable Preferred Securities                     0.10189

All Environments
     Convertible Securities                           0.103549
     Corporate Bonds                                  0.09012
     Government Bonds                                 0.084457
     Taxable Preferred Securities                     0.076214

Rising rate environments include 1/88-3/89, 11/93-12/94, 11/98-5/00

Falling rate environments include 4/89-10/93, 1/95-10/98, 6/00-1/03

Preferred Securities returns are for the period from February 1997 (the inception of the index) through January 2003.

Source: Merrill Lynch, Lehman Brothers

Past performance does not guarantee future results. These average annual total returns were calculated using monthly returns for each index over the respective rising rate and falling rate time periods, as well as for the entire time period. Please see the third paragraph on page 1 of this Appendix B for more information on the indexes used. It is not possible to invest directly in any of these indexes.

Yield Spreads Are Now Wide by
10-Year Historical Standards

Looking at the last ten years, the current yield spread between high yield bonds and the ten-year U.S. Treasury bond is relatively wide. By investing a portion of its portfolio in high yield bonds, the Fund will position those assets to earn high current income and potentially enhance the Fund's total return if the high yield/Treasury spread narrows in the future.

                              [GRAPH APPEARS HERE]

Yield Spread Between High Yield Bonds and 10-Year Treasuries is Now Close to its Widest Point in the Last Ten Years

January 1993 - January 2003
Current Yield

Date     High Yield Bonds    10-Year Treasury      Yield Spread
----     ----------------    ----------------      ------------
Jan-93        0.1071              6.60%               4.11%
Feb-93        0.1017              6.26%               3.91%
Mar-93        0.0976              5.98%               3.78%
Apr-93        0.0971              5.97%               3.74%
May-93        0.0962              6.04%               3.58%
Jun-93         0.093              5.96%               3.34%
Jul-93        0.0925              5.81%               3.44%
Aug-93        0.0926              5.68%               3.58%
Sep-93        0.0943              5.36%               4.07%
Oct-93        0.0927              5.33%               3.94%
Nov-93        0.0932              5.72%               3.60%
Dec-93        0.0926              5.77%               3.49%
Jan-94        0.0887              5.75%               3.12%
Feb-94        0.0912              5.97%               3.15%
Mar-94        0.1012              6.48%               3.64%
Apr-94        0.1058              6.97%               3.61%
May-94        0.1066              7.18%               3.48%
Jun-94        0.1092              7.10%               3.82%
Jul-94        0.1101              7.30%               3.71%
Aug-94        0.1113              7.24%               3.89%
Sep-94        0.1134              7.46%               3.88%
Oct-94        0.1156              7.74%               3.82%
Nov-94        0.1196              7.96%               4.00%
Dec-94        0.1198              7.81%               4.17%
Jan-95        0.1192              7.78%               4.14%
Feb-95        0.1147              7.47%               4.00%
Mar-95        0.1147              7.20%               4.27%
Apr-95        0.1116              7.06%               4.10%
May-95        0.1069              6.63%               4.06%
Jun-95        0.1073              6.17%               4.56%
Jul-95        0.1053              6.28%               4.25%
Aug-95        0.1063              6.49%               4.14%
Sep-95        0.1056              6.20%               4.36%
Oct-95         0.104              6.04%               4.36%
Nov-95        0.1037              5.93%               4.44%
Dec-95        0.1018              5.71%               4.47%
Jan-96        0.0995              5.65%               4.30%
Feb-96        0.0994              5.81%               4.13%
Mar-96        0.1023              6.27%               3.96%
Apr-96         0.103              6.51%               3.79%
May-96        0.1034              6.74%               3.60%
Jun-96        0.1044              6.91%               3.53%
Jul-96        0.1046              6.87%               3.59%
Aug-96        0.1036              6.64%               3.72%
Sep-96        0.0997              6.83%               3.14%
Oct-96        0.0998              6.53%               3.45%
Nov-96        0.0978              6.20%               3.58%
Dec-96        0.0958              6.30%               3.28%
Jan-97        0.0958              6.58%               3.00%
Feb-97         0.094              6.42%               2.98%
Mar-97        0.0999              6.69%               3.30%
Apr-97        0.0996              6.89%               3.07%
May-97        0.0963              6.71%               2.92%
Jun-97        0.0951              6.49%               3.02%
Jul-97        0.0916              6.22%               2.94%
Aug-97        0.0938              6.30%               3.08%
Sep-97        0.0906              6.21%               2.85%
Oct-97        0.0933              6.03%               3.30%
Nov-97        0.0926              5.88%               3.38%
Dec-97        0.0928              5.81%               3.47%
Jan-98        0.0905              5.54%               3.51%
Feb-98        0.0906              5.57%               3.49%
Mar-98        0.0905              5.65%               3.40%
Apr-98        0.0919              5.64%               3.55%
May-98        0.0938              5.65%               3.73%
Jun-98        0.0955              5.50%               4.05%
Jul-98        0.0948              5.46%               4.02%
Aug-98        0.1105              5.34%               5.71%
Sep-98         0.112              4.81%               6.39%
Oct-98        0.1176              4.53%               7.23%
Nov-98        0.1077              4.83%               5.94%
Dec-98        0.1101              4.65%               6.36%
Jan-99        0.1086              4.72%               6.14%
Feb-99        0.1108              5.00%               6.08%
Mar-99          0.11              5.23%               5.77%
Apr-99        0.1061              5.18%               5.43%
May-99        0.1102              5.54%               5.48%
Jun-99        0.1118              5.90%               5.28%
Jul-99        0.1134              5.79%               5.55%
Aug-99        0.1163              5.94%               5.69%
Sep-99         0.119              5.92%               5.98%
Oct-99        0.1213              6.11%               6.02%
Nov-99        0.1193              6.03%               5.90%
Dec-99        0.1191              6.28%               5.63%
Jan-00         0.122              6.66%               5.54%
Feb-00         0.123              6.52%               5.78%
Mar-00        0.1285              6.26%               6.59%
Apr-00        0.1301              5.99%               7.02%
May-00        0.1346              6.44%               7.02%
Jun-00        0.1317              6.10%               7.07%
Jul-00        0.1317              6.05%               7.12%
Aug-00        0.1319              5.83%               7.36%
Sep-00        0.1351              5.80%               7.71%
Oct-00        0.1421              5.74%               8.47%
Nov-00        0.1504              5.72%               9.32%
Dec-00        0.1499              5.24%               9.75%
Jan-01        0.1357              5.16%               8.41%
Feb-01        0.1305              5.10%               7.95%
Mar-01        0.1324              4.89%               8.35%
Apr-01        0.1322              5.15%               8.07%
May-01        0.1283              5.39%               7.44%
Jun-01        0.1314              5.28%               7.86%
Jul-01        0.1289              5.24%               7.65%
Aug-01        0.1264              4.97%               7.67%
Sep-01        0.1408              4.73%               9.35%
Oct-01        0.1354              4.57%               8.97%
Nov-01        0.1282              4.19%               8.63%
Dec-01        0.1299              5.09%               7.90%
Jan-02        0.1277              5.04%               7.73%
Feb-02        0.1273              4.91%               7.82%
Mar-02        0.1218              5.28%               6.90%
Apr-02        0.1173              5.21%               6.52%
May-02        0.1163              5.16%               6.47%
Jun-02        0.1227              4.93%               7.34%
Jul-02        0.1312              4.65%               8.47%
Aug-02        0.1302              4.26%               8.76%
Sep-02        0.1342              3.87%               9.55%
Oct-02        0.1378              3.94%               9.84%
Nov-02        0.1263              4.05%               8.58%
Dec-02        0.1231              4.03%               8.28%
Jan-03        11.86%              4.05%               7.81%

Source: Bloomberg

Past performance does not guarantee future results. Investing in high yield securities carries special risks. Please see the Fund's prospectus for more information on these risks. There can be no assurance that the yield spread between high yield bonds in which the Fund may invest and U.S. Government bonds will narrow. Please see the third paragraph on page 1 of this Appendix B for more information on the High Yield Index used. It is not possible to invest directly in an index. Ten-year Treasury notes are backed by the full faith and credit of the U.S. Government.

For Which Accounts is this Fund Appropriate?

Although this Fund may be appropriate for a wide range of investors and accounts, it may be particularly attractive for investors with:

.. Tax-deferred or tax-advantaged accounts such as retirement plans

.. Taxable accounts with relatively low current taxable income

.. Accounts that now contain preferred or convertible securities

Who Might Be Interested?

The features and objectives of this Fund might be especially appealing to those:

.. Already investing in preferred or convertible securities

.. Looking for high current income and the opportunity for enhanced total return

.. Seeking additional diversification within their overall investment portfolios

.. Interested in trading convenience and flexibility

.. Reassured by the experience of Nuveen, Spectrum and Froley, Revy

Benefits of Purchasing In The IPO

We believe investors can take advantage of several benefits by purchasing shares during the initial public offering, including:

- Known price - $15 per share

- The same price for all shares in an order - no matter what the order size, all orders are filled at the same $15 per share (100 share minimum)


Please see the Fund's prospectus for information on the risks of this Fund and its investments.


Exchange-Traded Liquidity

The Fund expects to list its shares on the New York Stock Exchange, which should provide you with liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

Like any stock, the Fund's share price will fluctuate with market conditions and other factors. At the time of sale your shares may have a market price that is above or below net asset value, and may be worth more or less than your original investment. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds, as measured by the number of funds (102) and fund assets under management (approximately $40 billion), as of January 31, 2003.

Spectrum Asset Management was founded in 1987 and is one of the country's leading specialists in the management of preferred securities. With approximately $6 billion in assets under management (as of 1/31/03), Spectrum is led by two principals with a combined 50 years of preferred securities experience. Each member of the investment team averages more than 15 years' experience in the preferred securities market.

Founded in 1975, Froley, Revy is one of the oldest firms specializing in convertible securities management. As of January 31, 2003, the firm managed approximately $2 billion in assets on behalf of public and corporate pension funds, insurance companies, endowments, foundations and high net worth individuals. Each member of the Froley-Revy portfolio management team has more than 9 years' experience in the convertible securities markets.

A three-person team of high yield debt specialists from NIAC will manage the high yield and other debt instruments portion of the Fund's portfolio. This team has more than 25 years' cumulative experience in the high yield and related debt markets.

     Nuveen Preferred and Convertible Income Fund 88,000,000 Common Shares



                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                                 March 26, 2003